UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Bond Funds

For investors seeking attractive monthly income and portfolio diversification potential.

Annual Report

September 30, 2009

Nuveen Short Duration Bond Fund	Nuveen Multi-Strategy Income Fund	Nuveen High Yield Bond Fund

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Chairman’s

Letter to Shareholders

Dear Shareholder,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year appears to be slowly but steadily receding. The major institutions that are the linchpin of the international financial system are strengthening their capital structures, but many still struggle with losses in their various portfolios. There are encouraging signs of recovery in European and Asian economies, while the U.S. economy continues to feel the impact of job losses and an over-borrowed consumer. Global trends include modestly increasing trade and increased concern about the ability of the U.S. government to address its substantial budgetary deficits. Identifying those developments that will define the future is never easy, but rarely is it more difficult than at present.

After considerable volatility in the first few months of 2009, both the fixed-income and equity markets have seen a partial recovery. A fundamental component of a successful long-term investment program is a commitment to remain invested during market downturns in order to be better positioned to benefit from any recovery. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of this year as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report.

Remaining invested through market downturns and reconfirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on these subjects. For recent developments on all your Nuveen Funds, please visit the Nuveen web site: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

November 24, 2009

Nuveen Investments	1

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not Intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Income Fund and Nuveen High Yield Bond Fund feature portfolio management by the Taxable Fixed Income group of Nuveen Asset Management. We recently spoke with Andrew Stenwall, Chief Investment Officer and Co-Director of Taxable Fixed Income at Nuveen Asset Management, and the Funds’ portfolio manager, about the economic environment, performance and management of the Funds during the twelve-month reporting period ended September 30, 2009.

What were the general economic conditions during the reporting period?

This period was among the most volatile in the history of the capital markets. Equity markets across the globe fell sharply in the fall of 2008 as the U. S. economy pushed further into recession. In September 2008, Lehman Brothers, a major Wall Street broker/dealer, filed for bankruptcy protection. AIG, one of the world’s largest insurers, effectively was nationalized by the U.S. government, and Wachovia, Washington Mutual and other financial institutions were seized by U.S. regulators and/or merged into stronger banks. Merrill Lynch, concerned about its own solvency, negotiated a deal to be acquired by Bank of America. Goldman Sachs and Morgan Stanley converted to commercial banks, possibly signaling the end of the independent broker/dealer model. The following months included major financial write-downs in many areas of the U.S. economy, the uncovering of the largest Ponzi scheme in history, continued declines in real U.S. Gross Domestic Product, and significant spikes in market volatility.

As the U.S. economy moved further into recession, the international capital markets experienced their own severe downturn. Unemployment rose quickly. Economic policy responses by the U.S. Federal Reserve were followed, in part, by its counterparts at the Bank of England, the European Central Bank, and the Chinese government.

The fixed-income markets were negatively impacted by the ongoing credit crisis in the United States. Fixed-income securities underperformed throughout the first half of the period, with the exception of U. S. Treasuries. The combination of investor concern and overall lack of confidence in the U.S. market resulted in a lack of access to credit, which crippled the fixed-income market.

During the second half of the reporting period, signs of global economic stability began to emerge. The U.S. stock market continued to rise as corporate earnings in the second quarter reporting season came in better than expected. Global equity and credit markets continued to rebound. As the reporting period ended, the fixed-income market had experienced a significant rally. As a result, investors began to return to riskier investments.

2	Nuveen Investments

How did the Funds perform during the twelve-month period ended September 30, 2009?

The table on page five provides performance information for the Funds for the twelve-month and since inception periods ended September 30, 2009. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What are the Funds’ investment strategies and how were they applied during the twelve-month period ended September 30, 2009? How did these strategies influence performance?

Nuveen Short Duration Bond Fund

The Nuveen Short Duration Bond Fund (Class A Shares at net asset value) outperformed its Lipper peer group and its unmanaged benchmark for the twelve-month period ended September 30, 2009. Over this time, the Nuveen Taxable Fixed Income team maintained its basic strategy of seeking to maximize total return through an active, risk managed, relative value approach. By diversifying active investment strategies in the portfolio, we believe that we can manage portfolio returns across a wide array of economic and market environments. We employ fundamental credit analysis in an attempt to limit default risk and enhance returns throughout the credit cycle. We diversify across global interest rates, which is designed to capture value in non U.S. bonds on a currency hedged basis. We also use a quantitative approach to mortgage and asset backed securities analysis designed to evaluate both prepayment and credit risk and capture relative value. Lastly, we actively manage our non-U.S. dollar positions, which are designed to take advantage of opportunities in the changes in the value of the dollar versus other currencies.

Throughout the reporting period, the Fund continued to employ a bottom-up approach with deep specialization that looked at issuer fundamentals and relative value. The Fund focused on BB/B rated credits, seeking securities with improving fundamentals and relatively strong cash flows that appeared under-priced compared to industry peers. We looked for upgrade candidates and for securities that to us have clearly defined price/yield targets. Once securities met their upside target, or their issuer changed business plans, experienced covenant violations, had management departures or significantly missed earnings targets, they were removed from the portfolio.

During the first half of the reporting period, the Fund’s performance was negatively impacted by our holdings in asset-backed securities, and high yield and investment grade corporate bonds. Our largest allocation was to AAA- rated auto and credit card asset-backed securities. When the markets began to rally in March, our asset-backed securities and high yield positions became our top performers for the reporting period. While we thought high yield defaults might increase, we felt the risk/reward tradeoff was more balanced for high yield versus investment grade corporate bonds.

The Fund also used interest rate swaps to manage its exposure to U.S. interest rates. Looking at global fixed-income markets during the period, we generally were long Australia, Israel, Mexico, Norway, New Zealand and Brazil. We generally were short South Africa, United Kingdom, Sweden, Czech Republic, Poland and Switzerland.

Nuveen Investments	3

We also employ a currency overlay strategy, which can involve taking both long (owning the actual security) and short (the Fund does not own the security, but has sold short through the delivery of a borrowed security to the buyer) positions, to manage the Fund’s currency exposure risk. In the beginning of the period, we were long the U.S. dollar and Japanese yen which are traditionally considered risk averse. As the markets began to rally, we moved to long positions in currencies of countries whose economies are commodity-oriented, such as Turkey, Brazil, Mexico, Peru and Norway, as well as emerging market currencies such as South Africa.

Nuveen Multi-Strategy Income Fund

The Nuveen Multi-Strategy Income Fund (Class A Shares at net asset value) outperformed its Lipper peer group average and its unmanaged benchmark for the twelve-month period ended September 30, 2009. During the reporting period, we continued to employ an investment strategy similar to the one used for the Nuveen Short Duration Bond Fund. We sought to maximize total return through an active, risk managed, relative value approach. By diversifying active investment strategies in the portfolio, we believed that we could better manage portfolio returns across a wide array of economic and market environments.

The Fund held an overweight position in mortgaged backed securities relative to agency debt during the period, and this positively impacted the Fund’s performance. While these securities experienced increased volatility, we believed they were available at prices that made risks worth taking. The Fund’s relative underweight in investment grade corporate bonds contributed to its outperfomance as well. Investment grade corporate bonds dramatically underperformed over the first half of the reporting period.

While our choice to underweight investment-grade corporates aided our performance, our decision to invest in high yield bonds initially detracted from performance during the first half of the period. However, we were well positioned to take advantage of the rally in the high yield market later in the period.

The Fund also used interest rate swaps to manage its exposure to U.S. interest rates. Looking at global fixed-income markets during the period, we generally were long Australia, UK, Israel, Mexico, Norway, New Zealand and Brazil. We generally were short South Africa, Sweden, Czech Republic, Poland and Switzerland.

We also employ a currency overlay strategy, which can involve taking both long (owning the actual security) and short (the Fund does not own the security, but has sold short through the delivery of a borrowed security to the buyer) positions, to manage the Fund’s currency exposure risk. In the beginning of the period, we were long the U.S. dollar and Japanese yen which are traditionally considered risk averse. As the markets began to rally, we took long positions in currencies of countries whose economies are commodity-oriented, such as Turkey, Brazil, Mexico, Peru and Norway, as well as emerging market currencies such as South Africa.

Nuveen High Yield Bond Fund

The Nuveen High Yield Bond Fund (Class A Shares at net asset value) underperformed its Lipper peer group average and its unmanaged benchmark for the twelve-month period ended September 30, 2009.

4	Nuveen Investments

*	Since inception returns for the Funds are as of 12/20/04.

1	The Lipper Short Investment Grade Debt Funds Index represents the average total return for the 30 largest funds in the Lipper Short Investment Grade Debt Funds Category for the period ended September 30, 2009. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

2	The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). The since inception data for the Index represents returns for the period 12/31/04-9/30/09, as returns for the Index are calculated on a calendar-month basis. An index is not available for direct investment.

3	The Lipper Intermediate Investment Grade Debt Funds Index represents the average total return for the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category for the period ended September 30, 2009. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

4	The Citigroup Broad Investment Grade Bond Index (the “BIG” Index) is an unmanaged index generally considered representative of the U.S. investment grade bond market. The since inception data for the Index represents returns for the period 12/31/04-9/30/09, as returns for the Index are calculated on a calendar-month basis. An index is not available for direct investment.

5	The Lipper High Current Yield Funds Index represents the average total return for the 30 largest funds in the Lipper High Current Yield Funds Category for the period ended September 30, 2009. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

6	The Citigroup High Yield BB/B Index is a market capitalization-weighted index that comprises all high-yield issues rated BB or B by Standard & Poor’s for which Citigroup calculates a monthly return. The since inception data for the Index represents returns for the period 12/31/04–9/30/09, as returns for the Index are calculated on a calendar-month basis. An index is not available for direct investment.

Throughout the reporting period, we sought to maximize total return by investing in a diversified portfolio of high yield corporate debt securities. We continued to employ a disciplined, analytical, bottom-up approach with deep specialization that looked at issuer fundamentals and relative value. The Fund focused on BB/B rated credits, seeking securities with improving fundamentals and relatively strong cash flows which appeared under-priced compared to industry peers.

During the first half of the period, there were significant outflows from the Fund, which forced us to sell some of our higher quality, shorter-term holdings into a down market. As a result, the Fund’s duration extended out and became longer than its peer group and benchmark. When high yield spreads widened (i.e., the market interest rates for high yield bonds increased more than the rates for higher quality bonds), the Fund’s relative performance suffered.

After the sell-off in the first half of the period, we positioned the Fund more conservatively to avoid unnecessary risk in an extremely volatile market. While the high yield market experienced a significant rally during the second half of the period, we did not participate as fully as the lower credits and riskier investments. However, as the markets began to rally, we began to see opportunities in some of the lower quality credits. Specifically, we began to buy exposure to companies with high operating leverage with improving conditions where we thought bond holders had the potential to be rewarded going forward.

Class A Shares – Average Annual Total Returns

As of 9/30/09

	1-Year	Since Inception*
Nuveen Short Duration Bond Fund
A Shares at NAV	7.02%	4.26%
A Shares at Offer	4.90%	3.82%
Lipper Short Investment Grade Debt Funds Index[1]	6.36%	3.05%
Citigroup 1-3 Year Treasury Index[2]	3.37%	4.21%
Nuveen Multi-Strategy Income Fund
A Shares at NAV	13.76%	5.44%
A Shares at Offer	9.51%	4.61%
Lipper Intermediate Investment Grade Debt Funds Index[3]	12.36%	4.09%
Citigroup Broad Investment Grade Bond Index[4]	10.98%	5.50%
Nuveen High Yield Bond Fund
A Shares at NAV	5.94%	3.54%
A Shares at Offer	0.92%	2.49%
Lipper High Current Yield Funds Index[5]	12.14%	3.31%
Citigroup High Yield BB/B Index[6]	10.69%	3.39%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Class A Shares have a 4.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	5

Nuveen Short Duration Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Multi-Strategy Income Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their corresponding indexes. Returns would be different for other share classes. The Lipper Short Investment Grade Debt Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Short Investment Grade Debt Funds Category. The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). The Lipper Intermediate Investment Grade Debt Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category. The Citigroup Broad Investment Grade Bond Index (the “BIG” Index) is an unmanaged index generally considered representative of the U.S. investment grade bond market. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A shares (2.00% for the Nuveen Short Duration Bond Fund and 3.75% for the Nuveen Multi-Strategy Income Fund) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

6	Nuveen Investments

Nuveen High Yield Bond Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the corresponding indexes. Returns would be different for other share classes. The Lipper High Current Yield Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper High Current Yield Funds Category. The Citigroup High Yield BB/B Index is a market capitalization-weighted index that comprises all high-yield issues rated BB or B by Standard & Poor’s for which Citigroup calculates a monthly return. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	7

Fund Spotlight as of 9/30/09 Nuveen Short Duration Bond Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbol	NSDAX	NSCDX	NSDTX	NSDRX
NAV	$19.74	$19.77	$19.72	$19.71
Latest Monthly Dividend[1]	$0.0690	$0.0570	$0.0650	$0.0730
Inception Date	12/20/04	12/20/04	8/04/08	12/20/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on August 4, 2008; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 3.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/09

A Shares	NAV	Offer
1-Year	7.02%	4.90%
Since Inception	4.26%	3.82%

C Shares	NAV
1-Year	6.27%
Since Inception	3.49%

R3 Shares	NAV
1-Year	6.82%
Since Inception	4.00%

I Shares	NAV
1-Year	7.29%
Since Inception	4.50%
Yields

A Shares	NAV	Offer
Dividend Yield[4]	4.19%	4.11%
30-Day Yield[4]	3.18%	—
SEC 30-Day Yield[5]	—	3.11%

C Shares	NAV
Dividend Yield[4]	3.46%
SEC 30-Day Yield[4]	2.43%

R3 Shares	NAV
Dividend Yield[4]	3.95%
SEC 30-Day Yield[4]	2.92%

I Shares	NAV
Dividend Yield[4]	4.44%
SEC 30-Day Yield[4]	3.43%

Portfolio Credit Quality 2

Portfolio Allocation3

Net Assets ($000)	$97,640

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.63%	0.62%	9/30/08
Class C	2.42%	1.38%	9/30/08
Class R3	2.98%	0.87%	9/30/08
Class I	1.36%	0.37%	9/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through January 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid October 1, 2009. This is the latest monthly dividend declared during the period ended September 30, 2009.

2	As a percentage of total investments (excluding repurchase agreements, put options written, call swaptions written and investments in derivatives) as of September 30, 2009. The ratings disclosed are using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade. Holdings are subject to change.

3	As a percentage of total investments (excluding put options written, call swaptions written and investments in derivatives) as of September 30, 2009. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

8	Nuveen Investments

Fund Spotlight as of 9/30/09 Nuveen Short Duration Bond Fund

Corporate Debt: Industries[1]
Oil, Gas & Consumable Fuels	12.0%
Media	7.5%
Commercial Banks	6.3%
Diversified Telecommunication Services	5.8%
Aerospace & Defense	4.1%
Chemicals	4.0%
Wireless Telecommunication Services	3.7%
Multi-Line Retail	3.0%
Electric Utilities	3.0%
Food Products	2.9%
Machinery	2.9%
Insurance	2.8%
Hotels, Restaurants & Leisure	2.7%
IT Services	2.7%
Diversified Financial Services	2.6%
Consumer Finance	2.5%
Specialty Retail	2.4%
Electronic Equipment & Instruments	2.4%
Food & Staples Retailing	2.1%
Capital Markets	2.1%
Metals & Mining	1.9%
Energy Equipment & Services	1.9%
Industrial Conglomerates	1.8%
Commercial Services & Supplies	1.8%
Beverages	1.7%
Pharmaceuticals	1.7%
Other	11.7%

1	As a percentage of total corporate debt holdings as of September 30, 2009. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.5% of total corporate debt holdings. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/09)	$1,060.10	$1,056.20	$1,058.90	$1,061.50	$1,021.81	$1,018.10	$1,020.56	$1,023.06
Expenses Incurred During Period	$3.36	$7.22	$4.65	$2.07	$3.29	$7.08	$4.56	$2.03

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .65%, 1.40%, .90% and .40% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	9

Fund Spotlight as of 9/30/09 Nuveen Multi-Strategy Income Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbol	NCBAX	NBCBX	NCBCX	NMSTX	NCBRX
NAV	$20.40	$20.50	$20.42	$20.39	$20.39
Latest Monthly Dividend[1]	$0.0740	$0.0625	$0.0620	$0.0700	$0.0780
Latest Capital Gain and Ordinary Income Distribution[2]	$0.2035	$0.2035	$0.2035	$0.2035	$0.2035
Inception Date	12/20/04	12/20/04	12/20/04	8/04/08	12/20/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on August 4, 2008; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 3.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/09

A Shares	NAV	Offer
1-Year	13.76%	9.51%
Since Inception	5.44%	4.61%

B Shares	w/o CDSC	w/CDSC
1-Year	12.87%	8.87%
Since Inception	4.75%	4.39%

C Shares	NAV
1-Year	12.91%
Since Inception	4.67%

R3 Shares	NAV
1-Year	13.49%
Since Inception	5.18%

I Shares	NAV
1-Year	14.05%
Since Inception	5.70%
Yields

A Shares	NAV	Offer
Dividend Yield[5]	4.35%	4.18%
30-Day Yield[5]	4.42%	—
SEC 30-Day Yield[6]	—	4.25%

B Shares	NAV
Dividend Yield[5]	3.65%
SEC 30-Day Yield[5]	2.82%

C Shares	NAV
Dividend Yield[5]	3.64%
SEC 30-Day Yield[5]	3.71%

R3 Shares	NAV
Dividend Yield[5]	4.12%
SEC 30-Day Yield[5]	4.16%

I Shares	NAV
Dividend Yield[5]	4.59%
SEC 30-Day Yield[5]	4.67%

Portfolio Credit Quality3

Portfolio Allocation4

Net Assets ($000)	$48,178

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.72%	0.73%	9/30/08
Class B	2.30%	1.26%	9/30/08
Class C	2.48%	1.48%	9/30/08
Class R3	1.76%	0.99%	9/30/08
Class I	1.40%	0.48%	9/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through January 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid October 1, 2009. This is the latest monthly dividend declared during the period ended September 30, 2009.

2	Paid December 16, 2008. Capital gains are subject to federal taxation.

3	As a percentage of total investments (excluding repurchase agreements, put options written, call swaptions written and investments in derivatives) as of September 30, 2009. The ratings disclosed are using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade. Holdings are subject to change.

4	As a percentage of total investments (excluding put options written, call swaptions written and investments in derivatives) as of September 30, 2009. Holdings are subject to change.

5	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

6	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

10	Nuveen Investments

Fund Spotlight as of 9/30/09 Nuveen Multi-Strategy Income Fund

Corporate Debt: Industries[1]
Oil, Gas & Consumable Fuels	14.1%
Media	8.4%
Diversified Telecommunication Services	6.1%
Diversified Financial Services	4.7%
Commercial Banks	4.6%
Specialty Retail	4.0%
Energy Equipment & Services	3.8%
Capital Markets	3.7%
Wireless Telecommunication Services	3.4%
Chemicals	3.3%
Multi-Line Retail	3.2%
Industrial Conglomerates	3.1%
Hotels, Restaurants & Leisure	3.0%
Electric Utilities	2.9%
Consumer Finance	2.7%
Aerospace & Defense	2.5%
Metals & Mining	2.4%
IT Services	2.4%
Food Products	2.0%
Food & Staples Retailing	1.9%
Auto Components	1.7%
Electronic Equipment & Instruments	1.5%
Beverages	1.5%
Other	13.1%

1	As a percentage of total corporate debt holdings as of September 30, 2009. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.5% of total corporate debt holdings. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance					Hypothetical Performance (5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/09)	$1,106.10	$1,093.70	$1,102.00	$1,104.80	$1,107.50	$1,021.31	$1,017.55	$1,017.60	$1,020.05	$1,022.56
Expenses Incurred During Period	$3.96	$7.87	$7.90	$5.28	$2.64	$3.80	$7.59	$7.59	$5.06	$2.54

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.50%, 1.50%, 1.00% and .50% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	11

Fund Spotlight as of 9/30/09 Nuveen High Yield Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbol	NHYAX	NHBYX	NHYCX	NHYTX	NHYRX
NAV	$16.15	$16.13	$16.11	$16.13	$16.13
Latest Monthly Dividend[1]	$0.1165	$0.1070	$0.1070	$0.1135	$0.1195
Inception Date	12/20/04	12/20/04	12/20/04	8/04/08	12/20/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on August 4, 2008; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 3.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/09

A Shares	NAV	Offer
1-Year	5.94%	0.92%
Since Inception	3.54%	2.49%

B Shares	w/o CDSC	w/CDSC
1-Year	5.11%	1.29%
Since Inception	2.73%	2.42%

C Shares	NAV
1-Year	5.12%
Since Inception	2.71%

R3 Shares	NAV
1-Year	5.66%
Since Inception	3.26%

I Shares	NAV
1-Year	6.20%
Since Inception	3.78%
Yields

A Shares	NAV	Offer
Dividend Yield[4]	8.66%	8.24%
30-Day Yield[4]	7.67%	—
SEC 30-Day Yield[5]	—	7.30%

B Shares	NAV
Dividend Yield[4]	7.96%
SEC 30-Day Yield[4]	6.93%

C Shares	NAV
Dividend Yield[4]	7.97%
SEC 30-Day Yield[4]	6.92%

R3 Shares	NAV
Dividend Yield[4]	8.44%
SEC 30-Day Yield[4]	7.42%

I Shares	NAV
Dividend Yield[4]	8.89%
SEC 30-Day Yield[4]	7.93%

Portfolio Credit Quality2

Portfolio Allocation3

Net Assets ($000)	$184,151

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.21%	0.83%	9/30/08
Class B	2.00%	1.58%	9/30/08
Class C	1.99%	1.58%	9/30/08
Class R3	1.70%	1.07%	9/30/08
Class I	0.97%	0.59%	9/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through January 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid October 1, 2009. This is the latest monthly dividend declared during the period ended September 30, 2009.

2	As a percentage of total investments (excluding repurchase agreements and investments in derivatives) as of September 30, 2009. The ratings disclosed are using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade. Holdings are subject to change.

3	As a percentage of total investments (excluding investments in derivatives) as of September 30, 2009. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

12	Nuveen Investments

Fund Spotlight as of 9/30/09Nuveen High Yield Bond Fund

Corporate Debt: Industries[1]
Media	11.5%
Oil, Gas & Consumable Fuels	11.2%
Diversified Telecommunication Services	8.0%
Metals & Mining	6.4%
Wireless Telecommunication Services	5.6%
Specialty Retail	5.1%
Hotels, Restaurants & Leisure	4.9%
IT Services	4.5%
Auto Components	4.4%
Consumer Finance	4.1%
Aerospace & Defense	3.9%
Machinery	3.2%
Commercial Services & Supplies	3.1%
Multi-Line Retail	2.9%
Containers & Packaging	2.7%
Automobiles	2.6%
Food Products	2.0%
Household Durables	1.7%
Chemicals	1.5%
Personal Products	1.5%
Other	9.2%

1	As a percentage of total corporate debt holdings as of September 30, 2009. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, convertible bonds and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.5% of total corporate debt holdings. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/09)	$1,297.60	$1,292.40	$1,292.90	$1,295.40	$1,298.40	$1,020.86	$1,017.10	$1,017.10	$1,019.60	$1,022.10
Expenses Incurred During Period	$4.84	$9.14	$9.14	$6.27	$3.40	$4.26	$8.04	$8.04	$5.52	$2.99

For each Class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.59%, 1.09% and .59% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	13

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Income Fund, and Nuveen High Yield Bond Fund (each a series of the Nuveen Investment Trust III, hereafter referred to as the “Funds”) at September 30, 2009 the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years then ended and for the period December 20, 2004 (commencement of operations) through September 30, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

November 27, 2009

14	Nuveen Investments

Portfolio of Investments

Nuveen Short Duration Bond Fund

September 30, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 37.5%

	Aerospace & Defense – 1.5%

$120	BAE Systems Holdings	6.400%	12/15/11	BBB+	$128,556

100	Boeing Capital Corporation	6.500%	2/15/12	A	110,189

235	DI Finance/DynCorp International, Series B	9.500%	2/15/13	B+	240,875

235	Global Aviation Holdings, 144A	14.000%	8/15/13	BB–	234,119

150	Honeywell International Inc.	7.500%	3/01/10	A	154,623

200	Lockheed Martin Corporation	8.200%	12/01/09	A–	202,206

325	Northrop Grumman Corporation	3.700%	8/01/14	BBB	331,033

90	Spirit AeroSystems Inc., 144A	7.500%	10/01/17	BB	90,000
1,455	Total Aerospace & Defense				1,491,601

	Auto Components – 0.5%

270	Affinia Group Inc.	9.000%	11/30/14	B3	257,850

225	Allison Transmission Inc., 144A	11.000%	11/01/15	CCC+	221,625

50	Goodyear Tire & Rubber Company	5.010%	12/01/09	B+	50,000
545	Total Auto Components				529,475

	Automobiles – 0.4%

430	Kar Holdings, Inc.	10.000%	5/01/15	Caa1	434,300

	Beverages – 0.6%

225	Anheuser Busch InBev, 144A	5.375%	11/15/14	BBB+	240,341

125	Diageo Finance BV	3.875%	4/01/11	A–	128,635

240	Miller Brewing Company, 144A	5.500%	8/15/13	BBB+	253,861
590	Total Beverages				622,837

	Building Products – 0.3%

310	Toll Corporation	8.250%	12/01/11	BB+	317,750

	Capital Markets – 0.8%

200	Bank of New York Mellon	4.300%	5/15/14	Aa2	212,012

325	Goldman Sachs Group, Inc.	6.600%	1/15/12	A1	353,096

175	Morgan Stanley	6.750%	4/15/11	A	186,666
700	Total Capital Markets				751,774

	Chemicals – 1.5%

365	Airgas, Inc.	4.500%	9/15/14	BBB	371,872

300	Cabot Corporation	5.000%	10/01/16	BBB+	299,883

250	E.I. Du Pont de Nemours and Company	4.750%	11/15/12	A	268,921

160	IMC Global Inc.	7.300%	1/15/28	Baa2	160,423

375	Potash Corporation of Saskatchewan	3.750%	9/30/15	A–	374,699
1,450	Total Chemicals				1,475,798

	Commercial Banks – 2.4%

225	BB&T Corporation	5.700%	4/30/14	A1	243,911

225	Citigroup Inc.	6.000%	2/21/12	A	233,862

225	Credit Suisse First Boston, Note	6.125%	11/15/11	Aa1	243,005

300	Household Finance Corporation	6.375%	11/27/12	A	322,847

150	JPMorgan Chase & Co.	5.750%	1/02/13	A1	160,215

Nuveen Investments	15

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Banks (continued)

$150	Morgan Stanley	5.250%	11/02/12	A	$159,058

200	PNC Funding Corporation	5.400%	6/10/14	A	215,084

230	US Bancorp	4.200%	5/15/14	Aa3	240,600

135	Wells Fargo & Company	4.200%	1/15/10	AA–	136,075

325	Wells Fargo & Company	5.250%	10/23/12	AA–	346,999
2,165	Total Commercial Banks				2,301,656

	Commercial Services & Supplies – 0.7%

60	Allied Waste North America	6.500%	11/15/10	BBB	61,967

125	Education Management LLC	10.250%	6/01/16	B3	139,375

310	GATX Corporation	4.750%	10/01/12	BBB+	312,099

125	Waste Management Inc.	7.375%	8/01/10	BBB	130,925
620	Total Commercial Services & Supplies				644,366

	Communications Equipment – 0.1%

125	Cisco Systems, Inc.	5.250%	2/22/11	A+	131,800

	Computers & Peripherals – 0.5%

170	Dell Inc.	3.375%	6/15/12	A2	176,266

100	Hewlett Packard Company	6.500%	7/01/12	A	111,858

125	International Business Machines Corporation (IBM)	4.950%	3/22/11	A+	131,818

50	Seagate Technology HDD Holdings	0.000%	10/01/09	Ba3	49,938
445	Total Computers & Peripherals				469,880

	Consumer Finance – 0.9%

275	American Express Credit Corporation	7.300%	8/20/13	A2	305,232

310	Ford Motor Credit Company	9.875%	8/10/11	CCC+	314,532

300	Ford Motor Credit Company	8.000%	6/01/14	CCC+	288,572
885	Total Consumer Finance				908,336

	Containers & Packaging – 0.2%

135	Rock-Tenn Company	5.625%	3/15/13	BB+	131,625

60	Tekni-Plex Inc.	10.875%	8/15/12	Caa1	53,700
195	Total Containers & Packaging				185,325

	Diversified Financial Services – 1.0%

153	Bank One Corporation	7.875%	8/01/10	A1	161,057

225	Capital One Financial Corporation	7.375%	5/23/14	Baa1	251,352

250	General Electric Capital Corporation	5.250%	10/19/12	AA+	264,496

250	National Rural Utilities Cooperative Finance Corporation	7.250%	3/01/12	A	276,251
878	Total Diversified Financial Services				953,156

	Diversified Telecommunication Services – 2.2%

195	Cincinnati Bell Inc.	8.375%	1/15/14	B2	196,950

220	Citizens Communications Company	9.000%	8/15/31	BB	216,700

250	France Telecom	7.750%	3/01/11	A–	270,785

160	Hughes Network Systems LLC	9.500%	4/15/14	B1	161,600

170	Qwest Communications International Inc.	8.000%	10/01/15	Ba3	170,638

125	SBA Telecommunications Corporation, Series 144A	8.250%	8/15/19	Ba2	129,375

16	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services (continued)

$310	Telecom Italia Capital	5.250%	10/01/15	BBB	$321,345

200	Telefonica Emisiones SAU	4.949%	1/15/15	A–	212,408

265	Time Warner Telecom Holdings	9.250%	2/15/14	B2	274,275

150	Verizon Communications	5.875%	1/17/12	A	161,300
2,045	Total Diversified Telecommunication Services				2,115,376

	Electric Utilities – 1.1%

150	American Electric Power	5.375%	3/15/10	BBB	152,988

198	Dominion Resources Inc.	5.700%	9/17/12	A–	216,440

200	Exelon Generation Company LLC	5.350%	1/15/14	A3	211,757

4	FirstEnergy Corporation	6.450%	11/15/11	BBB–	4,328

400	Niagara Mohawk Power Company, 144A	3.553%	10/01/14	A–	402,877

135	Texas Competitive Electric Holdings, Series A	10.250%	11/01/15	CCC	97,875
1,087	Total Electric Utilities				1,086,265

	Electrical Equipment – 0.1%

125	Emerson Electric Company	7.125%	8/15/10	A	132,153

	Electronic Equipment & Instruments – 0.9%

365	Agilent Technologies Inc.	5.500%	9/14/15	BBB–	375,925

225	Hewlett Packard Company	4.750%	6/02/14	A	241,738

265	Sanmina-SCI Corporation	8.125%	3/01/16	B3	249,100
855	Total Electronic Equipment & Instruments				866,763

	Energy Equipment & Services – 0.7%

150	Halliburton Company	5.500%	10/15/10	A	156,503

275	Kinder Morgan Energy Partners, L.P.	5.850%	9/15/12	BBB	296,489

225	Rockies Express Pipeline Company, 144A	6.250%	7/15/13	BBB	243,379
650	Total Energy Equipment & Services				696,371

	Food & Staples Retailing – 0.8%

250	CVS Caremark Corporation	5.750%	8/15/11	BBB+	267,401

325	Kroger Co (WI/DD)	3.900%	10/01/15	BBB	328,019

175	Safeway Inc.	4.950%	8/16/10	BBB	180,818
750	Total Food & Staples Retailing				776,238

	Food Products – 1.1%

90	Dole Foods Company, 144A	8.000%	10/01/16	B2	90,788

250	General Mills, Inc.	6.000%	2/15/12	BBB+	271,776

250	Kellogg Company	6.600%	4/01/11	A3	268,029

175	Kraft Foods Inc.	5.625%	11/01/11	BBB+	186,287

230	Pinnacle Foods Finance LLC	10.625%	4/01/17	CCC	236,038
995	Total Food Products				1,052,918

	Health Care Providers & Services – 0.4%

125	Apria Healthcare Group Inc., 144A	12.375%	11/01/14	B+	134,063

235	Express Scripts Inc.	5.250%	6/15/12	BBB	249,619

50	HCA Inc.	8.750%	9/01/10	B–	51,000
410	Total Health Care Providers & Services				434,682

Nuveen Investments	17

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure – 1.0%

$270	Ameristar Casinos, Inc., 144A	9.250%	6/01/14	BB–	$281,475

180	Dave & Busters Inc.	11.250%	3/15/14	B–	181,350

200	Pinnacle Entertainment Inc., 144A	8.625%	8/01/17	BB	202,000

175	Tricon Golbal Restaurants Incorporated	8.875%	4/15/11	BBB–	191,583

40	Universal City Development Partners	11.750%	4/01/10	B+	40,400

110	Wendy’s International Inc.	7.000%	12/15/25	B–	92,125
975	Total Hotels, Restaurants & Leisure				988,933

	Household Durables – 0.2%

75	Ryland Group Inc.	5.375%	5/15/12	BB–	75,375

155	Sealy Mattress Company	8.250%	6/15/14	CCC+	144,150
230	Total Household Durables				219,525

	Household Products – 0.5%

150	Clorox Company	4.200%	1/15/10	BBB+	151,478

350	Procter and Gamble Company	3.150%	9/01/15	AA–	353,664
500	Total Household Products				505,142

	Independent Power Producers & Energy Traders – 0.3%

285	Dynegy Holdings, Inc., Term Loan	7.750%	6/01/19	B	244,388

	Industrial Conglomerates – 0.7%

125	Textron Financial Corporation	5.125%	2/03/11	Baa3	125,114

365	Timken Company	6.000%	9/15/14	BBB–	379,587

155	Tyco International Group	6.000%	11/15/13	BBB+	166,364
645	Total Industrial Conglomerates				671,065

	Insurance – 1.1%

225	Allstate Life Global Funding	5.375%	4/30/13	AA–	239,685

250	Berkshire Hathaway Inc.	5.000%	8/15/13	AAA	271,767

275	Met Life Global Funding I	5.125%	4/10/13	Aa2	285,356

225	Prudential Financial Inc.	5.100%	9/20/14	A	227,612
975	Total Insurance				1,024,420

	IT Services – 1.0%

215	First Data Corporation	9.875%	9/24/15	B–	199,681

230	Fiserv Inc.	6.125%	11/20/12	BBB	249,461

270	Seagate Technology HDD Holdings	6.800%	10/01/16	Ba3	248,906

260	Sungard Data Systems Inc., 144A	10.625%	5/15/15	B	276,900
975	Total IT Services				974,948

	Machinery – 1.1%

250	Caterpillar Financial Services Corporation	6.200%	9/30/13	A	277,117

250	Greenbrier Companies, Inc.	8.375%	5/15/15	CCC	204,063

125	John Deere Capital Corporation	5.650%	7/25/11	A	134,000

200	John Deere Capital Corporation	5.250%	10/01/12	A	216,431

200	Toys R Us Property Company Inc., 144A	10.750%	7/15/17	B+	216,000
1,025	Total Machinery				1,047,611

18	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media – 2.8%

$300	AOL Time Warner	6.875%	5/01/12	BBB	$330,441

270	Cablevision Systems Corporation, 144A	8.625%	9/15/17	B+	280,125

150	Comcast Corporation	5.450%	11/15/10	BBB+	155,968

150	Cox Communications, Inc.	7.750%	11/01/10	BBB–	158,770

215	Echostar DBS Corporation	7.125%	2/01/16	BB–	214,463

25	Gannett Company Inc., 144A	8.750%	11/15/14	Baa3	24,563

45	Gannett Company Inc., 144A	9.375%	11/15/17	Baa3	43,988

195	Interpublic Group Companies Inc.	6.250%	11/15/14	Ba3	185,494

205	LIN Television Corporation	6.500%	5/15/13	B–	186,550

185	Nielsen Finance LLC Co	11.625%	2/01/14	B–	196,100

40	Sinclair Broadcast Group	8.000%	3/15/12	B–	35,500

150	Time Warner Cable Inc.	5.400%	7/02/12	BBB	160,381

105	Time Warner Cable Inc.	6.200%	7/01/13	BBB	114,483

250	TL Acquisitions Inc., 144A	13.250%	7/15/15	CCC+	231,250

225	Valassis Communications Inc.	8.250%	3/01/15	B3	202,781

125	Walt Disney Company	5.700%	7/15/11	A	133,864

75	WMG Acquisition Group	9.500%	6/15/16	BB	79,500
2,710	Total Media				2,734,221

	Metals & Mining – 0.7%

150	ArcelorMittal	5.375%	6/01/13	BBB	153,482

200	BHP Billiton Finance Limited	5.500%	4/01/14	A+	221,250

185	Compass Minerals International Inc.	8.000%	6/01/19	B+	188,006

50	Freeport McMoran Copper & Gold, Inc.	4.995%	4/01/15	BBB–	50,164

80	Ispat Inland Inc.	9.750%	4/01/14	BBB	83,876
665	Total Metals & Mining				696,778

	Multi-Line Retail – 1.1%

150	Costco Wholesale Corporation	5.300%	3/15/12	A	162,912

210	Dollar General Corporation	11.875%	7/15/17	B–	237,300

200	Home Depot, Inc.	5.400%	3/01/16	BBB+	209,380

250	Neiman Marcus Group Inc.	10.375%	10/15/15	CCC+	215,000

250	Target Corporation	5.875%	3/01/12	A+	272,902
1,060	Total Multi-Line Retail				1,097,494

	Oil, Gas & Consumable Fuels – 4.5%

175	Amerada Hess Corporation	6.650%	8/15/11	Baa2	187,876

175	Anadarko Finance Company	6.750%	5/01/11	BBB–	186,045

125	Anadarko Petroleum Corporation	7.625%	3/15/14	BBB–	142,760

100	Apache Corporation	6.250%	4/15/12	A–	110,330

235	Berry Petroleum Company	10.250%	6/01/14	B	252,038

210	BP Capital Markets PLC	3.625%	5/08/14	Aa1	216,593

405	Cenovus Energy Inc., 144A	4.500%	9/15/14	BBB+	414,268

100	Chevron Corporation	3.950%	3/03/14	Aa1	105,398

200	Conoco Funding Co, Notes	6.350%	10/15/11	A1	219,265

310	Energy XXI Gulf Coast Inc.	10.000%	6/15/13	Ca	252,650

Nuveen Investments	19

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$240	Enterprise Products Operating Group LLP	4.600%	8/01/12	BBB–	$248,841

270	McMoran Exploration Corporation	11.875%	11/15/14	B	271,350

150	Ocean Energy Inc.	7.250%	10/01/11	BBB+	163,601

180	OPTI Canada Inc.	8.250%	12/15/14	B	140,400

150	Phillips Petroleum Company	8.750%	5/25/10	A1	158,374

135	Plains Exploration & Production Company	8.625%	10/15/19	BB	137,363

180	Sandridge Energy Inc.	8.625%	4/01/15	B–	179,325

370	Stone Energy Corporation	6.750%	12/15/14	B	283,050

125	Targa Resources Inc.	8.500%	11/01/13	B	118,125

150	Valero Energy Corporation	6.875%	4/15/12	BBB	161,527

205	W&T Offshore, Inc., 144A	8.250%	6/15/14	B	187,575

250	XTO Energy, Inc.	5.900%	8/01/12	BBB	270,172
4,440	Total Oil, Gas & Consumable Fuels				4,406,926

	Personal Products – 0.3%

270	Elizabeth Arden Inc.	7.750%	1/15/14	B1	257,850

	Pharmaceuticals – 0.6%

125	American Home Products Corporation, Wyeth	6.950%	3/15/11	A+	134,349

200	GlaxoSmithKline Capital	4.850%	5/15/13	A+	215,045

250	Pfizer Inc.	4.450%	3/15/12	AAA	265,710
575	Total Pharmaceuticals				615,104

	Software – 0.1%

125	Oracle Corporation	5.000%	1/15/11	A	130,776

	Specialty Retail – 0.9%

200	General Nutrition Centers Inc.	5.178%	3/15/14	CCC+	178,000

140	Michael’s Stores	11.375%	11/01/16	CCC	131,600

235	Phillips-Van Heusen Corporation	7.750%	11/15/23	BBB–	196,435

195	Sally Holdings Inc.	10.500%	11/15/16	B–	204,263

175	TJX Companies, Inc.	4.200%	8/15/15	A	181,035
945	Total Specialty Retail				891,333

	Tobacco – 0.4%

225	Altria Group Inc.	8.500%	11/10/13	Baa1	261,194

75	Reynolds American Inc.	6.500%	7/15/10	BBB	77,163
300	Total Tobacco				338,357

	Trading Companies & Distributors – 0.1%

50	GATX Financial Corporation	5.125%	4/15/10	BBB+	50,440

	Wireless Telecommunication Services – 1.4%

160	American Tower Company	7.000%	10/15/17	BB+	164,800

250	AT&T/Cingular Wireless Services	8.125%	5/01/12	A	285,421

160	Cricket Communications Inc.	10.000%	7/15/15	B–	165,200

90	IntelSat Jackson Holding	9.500%	6/15/16	BB–	94,950

215	MetroPCS Wireless Inc.	9.250%	11/01/14	B	220,913

125	Sprint Capital Corporation	6.900%	5/01/19	BB	112,500

20	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services (continued)

$125	Vodafone Group PLC	5.500%	6/15/11	A–	$132,822

150	Vodafone Group PLC	5.000%	12/16/13	A–	160,124
1,275	Total Wireless Telecommunication Services				1,336,730
$35,735	Total Corporate Bonds (cost $34,769,051)				36,610,861

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 46.2%

	U.S. Treasury Bonds/Notes – 46.2%

$300	United States of America Treasury Bonds/Notes	8.000%	11/15/21	AAA	$424,735

200	United States of America Treasury Bonds/Notes	6.130%	8/15/29	AAA	256,969

100	United States of America Treasury Bonds/Notes	5.380%	2/15/31	AAA	118,844

2,150	United States of America Treasury Bonds/Notes	3.500%	12/15/09	AAA	2,165,287

900	United States of America Treasury Bonds/Notes	2.130%	1/31/10	AAA	906,117

300	United States of America Treasury Bonds/Notes	6.500%	2/15/10	AAA	307,149

5,250	United States of America Treasury Bonds/Notes	5.130%	6/30/11	AAA	5,646,008

500	United States of America Treasury Bonds/Notes	4.880%	7/31/11	AAA	536,817

3,700	United States of America Treasury Bonds/Notes	4.630%	8/31/11	AAA	3,962,615

7,250	United States of America Treasury Bonds/Notes (3)	4.500%	9/30/11	AAA	7,760,900

1,700	United States of America Treasury Bonds/Notes (3)	4.500%	11/30/11	AAA	1,825,907

800	United States of America Treasury Bonds/Notes	1.130%	12/15/11	AAA	801,063

800	United States of America Treasury Bonds/Notes	1.130%	1/15/12	AAA	800,250

1,400	United States of America Treasury Bonds/Notes	4.750%	1/31/12	AAA	1,517,361

400	United States of America Treasury Bonds/Notes	4.880%	2/15/12	AAA	435,219

1,000	United States of America Treasury Bonds/Notes	1.380%	2/15/12	AAA	1,005,547

1,300	United States of America Treasury Bonds/Notes	4.500%	3/31/12	AAA	1,406,032

1,000	United States of America Treasury Bonds/Notes	4.500%	4/30/12	AAA	1,083,751

4,000	United States of America Treasury Bonds/Notes (3)	1.375%	5/15/12	AAA	4,014,688

1,000	United States of America Treasury Bonds/Notes	1.880%	6/15/12	AAA	1,015,938

200	United States of America Treasury Bonds/Notes	4.880%	6/30/12	AAA	219,422

350	United States of America Treasury Bonds/Notes	4.630%	7/31/12	AAA	382,266

1,250	United States of America Treasury Bonds/Notes	4.125%	8/31/12	AAA	1,348,536

1,000	United States of America Treasury Bonds/Notes (WI/DD)	1.375%	9/15/12	AAA	998,281

100	United States of America Treasury Bonds/Notes	3.500%	2/15/18	AAA	102,164

300	United States of America Treasury Bonds/Notes (WI/DD)	3.750%	11/15/18	AAA	310,524

1,725	United States of America Treasury Bonds/Notes	3.130%	5/15/19	AAA	1,697,912

55	United States of America Treasury Securities, STRIPS (I/O)	0.000%	5/15/14	AAA	49,433

6,470	United States of America Treasury Securities, STRIPS (P/O)	0.000%	11/15/21	AAA	3,981,289
$45,500	Total U.S. Government and Agency Obligations (cost $44,723,004)				45,081,024

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED SECURITIES – 12.7%

	Autos – 6.5%

$700	Bank of America Auto Trust, Series 2009- 2A, 144A	2.130%	9/15/13	AAA	$701,562

700	Bank of America Auto Trust	2.670%	7/15/13	AAA	707,577

Nuveen Investments	21

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2009

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Autos (continued)

$225		Capital Auto Receivable Asset Trust, 2008-2, A3A	4.680%	10/15/12	AAA	$234,052

129		Capital Auto Receivables Asset Trust, Series 2007-2-A3A	5.020%	9/15/11	AAA	131,093

340		Daimler Chrysler Auto Trust 2008-A A3	3.700%	6/08/12	AAA	346,541

158		Daimler Chrysler Auto Trust 2008B	5.320%	11/10/14	AA	164,945

400		Ford Credit Auto Owner Trust, 2008A-3A	3.960%	4/15/12	AAA	408,504

192		Harley-Davidson Motorcycle Trust, Series 2007-2A3	5.100%	5/15/12	AAA	195,070

56		Hyundai Auto Receivables Trust 2007A, Class A3A	5.040%	1/17/12	AAA	56,941

700		Hyundai Auto Receivables Trust 2009A	2.030%	8/15/13	AAA	700,992

450		Nissan Auto Receivables Owner Trust 2008-B A3	4.460%	4/16/12	AAA	465,286

400		Nissan Auto Receivables Owners Trust 2008-C	5.930%	7/16/12	AAA	421,872

397		Nissan Auto Receivables Owners Trust 2008-A3	3.890%	8/15/11	AAA	403,407

167		USAA Auto Owner Trust 2006-2	5.370%	2/15/12	AAA	170,565

160		USAA Auto Owner Trust 2007-2	5.070%	6/15/13	AAA	168,358

1,008		Volkswagen Auto Loan Enhanced Trust, 2008-2, Class A3A	5.470%	3/20/13	AAA	1,060,908
6,182		Total Autos				6,337,673

		Credit Cards – 4.4%

400		American Express Issuance Trust 2008-2A	4.020%	1/18/11	AAA	404,199

1,140		Chase Issuance Trust 2008 Class A9	4.260%	5/15/13	AAA	1,193,517

650		CitiBank Credit Card Issuance Trust, Series 2006-A4	5.450%	5/10/13	AAA	691,707

270		Citibank Credit Card Issuance Trust, Series 2007	5.000%	11/08/12	AA	276,981

234		Discover Card Master Trust 2008, Class A3	5.100%	10/15/13	AAA	245,935

1,080		General Electric Master Credit Card Trust, Series 2009-3A	2.540%	9/15/14	AAA	1,080,358

350		MBNA Credit Card Master Note Trust Series 2005-A3	4.100%	10/15/12	AAA	357,338
4,124		Total Credit Cards				4,250,035

		Home Equity – 1.8%

930		CS First Boston Mortgage Securities Corporation, Series 2004	4.750%	1/15/37	AAA	928,105

5,787		Federal National Mortgage Interest Strip Series 366-25	5.000%	10/01/35	AAA	577,122

226		Federal National Mortgage Pool 838948	5.107%	8/01/35	AAA	233,345

—	(4)	Master Asset Backed Securities Trust 2005-WMC1, Mortgage Pass Through Certificates, Class N-1	4.940%	3/26/35	CC	—

55		Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	4.310%	10/25/35	AAA	49,776
6,998		Total Home Equity				1,788,348
$17,304		Total Asset-Backed Securities (cost $12,138,584)				12,376,056

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 2.5%

		Colombia – 0.4%

745,000	COP	Republic of Colombia	11.750%	3/01/10	BB+	$399,194

		Turkey – 2.1%

$2,300		Republic of Turkey, Government Bond	16.000%	3/07/12	BB	1,773,046

250		Republic of Turkey, Government Bond	9.500%	1/15/14	BB–	294,700
2,550		Total Turkey				2,067,746
		Total Sovereign Debt (cost $2,321,073)				2,466,940

22	Nuveen Investments

Principal Amount (000)	Description (1)		Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.6%

$3,505	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/09, repurchase price $3,505,030, collateralized by $3,685,000 U.S. Treasury Notes, 2.375%, due 3/31/16, value $3,579,056		0.010%	10/01/09	$3,505,029
	Total Short-Term Investments (cost $3,505,029)				3,505,029
	Total Investments (cost $97,456,741) – 102.5%				100,039,910

Number of Contracts	Description (1)	Notional Amount (8)	Strike Price	Expiration Date	Value
	PUT OPTIONS WRITTEN – (0.0)%

(30)	CME 3-Month December Eurodollar Futures	$(30,000,000)	$98.875	12/14/09	$(750)
	Total Put Options Written (premiums received $20,250)				(750)

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Notional Amount		Premium		Value
	CALL SWAPTIONS WRITTEN – (0.1)%

OTC-10-Year Interest Rate Swap	Citibank	3-Month USD-LIBOR-BBA	Receive	10/22/09	(2,800,000)	USD	(39,760)	USD	$(64,960)
	Total Call Swaptions Written (premiums received $39,760)								(64,960)
	Other Assets Less Liabilities – (2.4)%								(2,334,634)
	Net Assets – 100%								$97,639,566

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at September 30, 2009:

Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Brazilian Real	2,054,752	U.S. Dollar	1,147,906	10/02/09	$(11,922)
Canadian Dollar	1,198,945	U.S. Dollar	1,100,000	10/26/09	(19,878)
Colombian Peso	1,011,836,000	U.S. Dollar	481,139	10/06/09	(46,040)
Euro	10,250	U.S. Dollar	14,954	10/30/09	(46)
Euro	30,000	U.S. Dollar	43,913	10/30/09	13
Japanese Yen	105,748,500	U.S. Dollar	1,160,000	11/24/09	(18,454)
New Turkish Lira	2,841,364	U.S. Dollar	1,900,133	10/19/09	(8,586)
New Zealand Dollar	24,850	U.S. Dollar	17,780	10/30/09	(132)
Pound Sterling	700,000	U.S. Dollar	1,124,239	10/28/09	5,662
South African Rand	35,600	U.S. Dollar	4,756	10/30/09	42
U.S. Dollar	1,120,000	Brazilian Real	2,054,752	10/02/09	39,828
U.S. Dollar	528,068	Colombian Peso	1,011,836,000	10/06/09	(888)
U.S. Dollar	1,100,000	South African Rand	8,341,080	10/13/09	8,059
U.S. Dollar	1,163,000	New Turkish Lira	1,714,320	10/19/09	(11,386)
U.S. Dollar	572,172	Colombian Peso	1,100,000,000	10/30/09	(687)
U.S. Dollar	1,077,975	New Zealand Dollar	1,500,000	11/02/09	3,060
U.S. Dollar	1,141,910	Brazilian Real	2,054,752	11/04/09	12,318
U.S. Dollar	1,217,104	Australian Dollar	1,400,000	11/23/09	12,783
					$(36,254)

Nuveen Investments	23

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2009

Interest Rate Swaps outstanding at September 30, 2009:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency		Term- ination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Barclays Bank PLC	3,850,000	EUR	Receive	6-Month EURIBOR	2.630%	Annually		1/07/11	$(140,984)	$(140,984)
Barclays Bank PLC	1,790,000	EUR	Pay	6-Month EURIBOR	3.735	Annually		1/07/19	143,260	143,260
Barclays Bank PLC	2,030,000	EUR	Pay	6-Month EURIBOR	3.500	Annually		2/25/19	93,377	79,126
Barclays Bank PLC	1,770,000	GBP	Receive	6-Month LIBOR-BBA	4.320	Semi-Annually		7/27/19	(119,451)	(101,206)
Barclays Bank PLC	410,000	EUR	Receive	6-Month EURIBOR	3.590	Annually		1/07/39	27,419	27,419
Citibank	2,500,000,000	KRW	Receive	3-Month KRW-CD-KSDA	4.040	Quarterly		7/31/14	29,156	29,156
Citibank	2,800,000	USD	Receive	3-Month LIBOR-BBA	0.000	11/15/21	(10)	11/15/21	(224,045)	(224,045)
Citibank	2,886,158	USD	Receive	3-Month LIBOR-BBA	0.000	11/15/21	(10)	11/15/21	(22,991)	(22,991)
Credit Suisse	8,000,000	CHF	Receive	6-Month LIBOR-BBA	0.848	Annually		6/25/11	(36,702)	(36,702)
Deutsche Bank	11,650,000	AUD	Pay	3-Month AUD-BBR	4.760	Quarterly		8/15/11	(8,023)	(8,023)
Goldman Sachs	6,650,000	ZAR	Receive	3-Month JIBAR	9.950	Quarterly		10/23/18	(61,908)	(61,908)
Goldman Sachs	11,500,000	ZAR	Receive	3-Month JIBAR	8.600	Quarterly		3/11/19	26,121	52,033
Goldman Sachs	7,300,000	PLN	Receive	3-Month WIBOR	5.580	Annually		8/14/19	(25,075)	(25,075)
JPMorgan	4,200,000	BRL	Pay	12-Month BRAZIBOR	11.020	1/04/12	(9)	1/02/12	(11,064)	(11,064)
JPMorgan	8,400,000	BRL	Pay	12-Month BRAZIBOR	10.910	1/04/12	(9)	1/02/12	(31,582)	(31,582)
JPMorgan	3,750,000,000	KRW	Receive	3-Month KRW-CD-KSDA	4.040	Quarterly		7/31/14	43,682	8,629
JPMorgan	1,798,000,000	CLP	Pay	6-Month CLICP	4.580	Semi-Annually		8/10/14	(27,228)	(25,592)
JPMorgan	2,850,000	ZAR	Receive	3-Month JIBAR	9.940	Quarterly		8/07/18	(25,505)	(25,505)
JPMorgan	7,000,000	ILS	Pay	3-Month TELBOR	5.242	Annually		7/13/19	(4,213)	4,230
Morgan Stanley	12,000,000	BRL	Pay	12-Month BRAZIBOR	10.970	1/04/12	(9)	1/02/12	(45,972)	(45,972)
Royal Bank of Canada	4,600,000	AUD	Pay	3-Month AUD-BBR	4.800	Quarterly		5/04/11	(6,899)	(6,899)
Royal Bank of Canada	3,570,000	NZD	Pay	3-Month NZD-BBR	6.045	Semi-Annually		6/22/19	47,439	36,473
										$(387,222)
*	Annualized.

Credit Default Swaps outstanding at September 30, 2009:

Counterparty	Referenced Entity	Buy/Sell Protection		Current Credit Spread (6)	Notional Amount	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollar)
Citibank	Masco Corporation	Buy	(7)	1.90%	$1,000,000	5.150%	3/20/14	$(132,931)	$(132,931)
Credit Suisse	Harrah’s Operating Company, Inc., LCDS	Sell	(7)	1.72	780,000	5.000	6/20/10	29,350	115,150
Credit Suisse	Harrah’s Operating Company, Inc.	Buy	(7)	6.20	780,000	5.000	6/20/10	(4,390)	(246,190)
Credit Suisse	Tesoro Corporation	Buy	(7)	4.61	2,200,000	5.000	9/20/14	(37,376)	44,776
Deutsche Bank AG	Aetna Inc.	Buy	(7)	.61	1,000,000	1.150	3/20/14	(23,019)	(23,019)
JPMorgan	Mohawk Industries, Inc.	Buy	(7)	1.81	1,000,000	3.700	3/20/14	(77,828)	(77,828)
JPMorgan	DJ High Yield CDX	Sell	(7)	6.72	3,619,000	5.000	6/20/14	(216,456)	767,459
JPMorgan	Chesapeake Energy Corporation	Sell	(7)	5.65	2,200,000	5.000	9/20/14	(51,504)	22,746
									$470,163
*	Annualized.

Futures Contracts outstanding at September 30, 2009:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. 2-Year Treasury Note	Long	78	12/09	$16,923,563	$86,184
U.S. 5-Year Treasury Note	Short	(153)	12/09	(17,762,344)	(196,164)
U.S. 10-Year Treasury Note	Long	7	12/09	828,297	11,094
U.S. 30-Year Treasury Bond	Short	(9)	12/09	(1,092,375)	(19,627)
					$(118,513)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Principal Amount (000) rounds to less than $1,000.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

24	Nuveen Investments

(6)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(7)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by 1,000,000.

(9)	Fixed Rate Payment is due two business days after contract Termination Date.

(10)	Fixed Rate Payment is due on Termination Date.

I/O	Interest only investment.

P/O	Principal only investment.

OTC	Over-The-Counter market transaction.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

AUD	Australian Dollar

BRL	Brazilian Real

CHF	Swiss Franc

COP	Colombian Peso

CLP	Chilean Peso

EUR	Euro

GBP	British Pound

ILS	Israeli Shekel

KRW	South Korean Won

PLN	Polish Zloty

NZD	New Zealand Dollar

USD	United States (U.S.) Dollar

ZAR	South African Rand

AUD-BBR	Australian Dollar-Bank Bill Rate

BRAZIBOR	Brazil Inter-Bank Offered Rate

CLICP	Sinacofi Chile Interbank Rate Average

EURIBOR	Euro Inter-Bank Offered Rate

KRW-CD-KSDA	Korean Won-Certificates of Deposit-Korean Securities Dealers Association

JIBAR	Johannesburg Inter-Bank Agreed Rate

LIBOR-BBA	London Inter-Bank Offered Rate-British Bankers’ Association

NZD-BBR	New Zealand Dollar-Bank Bill Rate

WIBOR	Warsaw Inter-Bank Offered Rate

TELEBOR	Tel Aviv Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments	25

Portfolio of Investments

Nuveen Multi-Strategy Income Fund

September 30, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.2%

	Diversified Telecommunication Services – 0.2%

$100	Qwest Communications International Inc.	7.500%	2/15/14	Ba3	$99,250
$100	Total Convertible Bonds (cost $93,271)				99,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 42.6%

	Aerospace & Defense – 1.1%

$50	BE Aerospace Inc.	8.500%	7/01/18	BB	$51,375

12	Boeing Capital Corporation	5.800%	1/15/13	A	13,121

155	DI Finance/DynCorp International, Series B	9.500%	2/15/13	B+	158,875

35	General Dynamics Corporation	4.250%	5/15/13	A	37,100

140	Global Aviation Holdings, 144A	14.000%	8/15/13	BB–	139,475

40	Honeywell International Inc.	7.500%	3/01/10	A	41,233

20	Lockheed Martin Corporation	7.650%	5/01/16	A–	24,166

45	Spirit AeroSystems Inc., 144A	7.500%	10/01/17	BB	45,000

8	United Technologies Corporation	7.500%	9/15/29	A	10,112
505	Total Aerospace & Defense				520,457

	Auto Components – 0.7%

135	Affinia Group Inc.	9.000%	11/30/14	B3	128,925

140	Allison Transmission Inc., 144A	11.000%	11/01/15	CCC+	137,900

100	Cooper Tire & Rubber Company	7.625%	3/15/27	B	80,750
375	Total Auto Components				347,575

	Automobiles – 0.5%

220	Kar Holdings, Inc.	10.000%	5/01/15	Caa1	222,200

	Beverages – 0.6%

140	Anheuser Busch InBev, 144A	5.375%	11/15/14	BBB+	149,546

7	Coca-Cola Enterprises Inc.	6.750%	9/15/28	A	8,464

5	Diageo Capital, PLC	5.750%	10/23/17	A–	5,497

55	Miller Brewing Company, 144A	5.500%	8/15/13	BBB+	58,177

10	Pepsi Bottling Group LLC	5.500%	4/01/16	A	10,942

65	PepsiCo Inc.	3.750%	3/01/14	Aa2	67,747
282	Total Beverages				300,373

	Building Products – 0.5%

40	Dayton Superior Corporation (12)	13.000%	6/15/09	Caa3	13,300

4	Masco Corporation	5.875%	7/15/12	BBB	3,967

40	Norcraft Holdings LP	9.750%	9/01/12	Caa1	38,200

165	Toll Corporation	8.250%	12/01/11	BB+	169,125
249	Total Building Products				224,592

	Capital Markets – 1.6%

105	Bank of New York Mellon	4.300%	5/15/14	Aa2	111,306

320	Goldman Sachs Group, Inc.	5.500%	11/15/14	A1	339,053

170	Jefferies Group Inc.	8.500%	7/15/19	BBB	180,223

26	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets (continued)

$120	Morgan Stanley	5.950%	12/28/17	A	$122,375
715	Total Capital Markets				752,957

	Chemicals – 1.4%

190	Airgas, Inc.	4.500%	9/15/14	BBB	193,577

145	Cabot Corporation	5.000%	10/01/16	BBB+	144,943

6	Dow Chemical Company	7.375%	11/01/29	BBB–	6,257

90	IMC Global Inc.	7.300%	1/15/28	Baa2	90,238

50	Methanex Corporation	8.750%	8/15/12	BBB–	51,500

195	Potash Corporation of Saskatchewan	3.750%	9/30/15	A–	194,844

2	Praxair, Inc.	6.375%	4/01/12	A	2,216
678	Total Chemicals				683,575

	Commercial Banks – 2.0%

150	Barclays Bank PLC	5.000%	9/22/16	AA–	152,137

115	BB&T Corporation	5.700%	4/30/14	A1	124,665

6	Charter One Bank FSB	6.375%	5/15/12	A2	6,131

140	Credit Suisse New York	5.500%	5/01/14	Aa1	150,594

4	Key Bank NA	7.000%	2/01/11	A3	4,155

25	National City Bank	6.200%	12/15/11	A	26,710

38	PNC Funding Corporation	7.500%	11/01/09	A–	38,149

60	PNC Funding Corporation	6.700%	6/10/19	A	66,522

6	SunTrust Banks Inc.	6.375%	4/01/11	A3	6,218

95	US Bancorp	4.200%	5/15/14	Aa3	99,378

9	US Bank NA Minnesota	6.375%	8/01/11	Aa2	9,727

74	Wachovia Corporation	5.250%	8/01/14	A+	75,231

170	Wells Fargo & Company	5.250%	10/23/12	AA–	181,507
892	Total Commercial Banks				941,124

	Commercial Services & Supplies – 0.5%

50	Browning Ferris-Allied Waste	9.250%	5/01/21	BBB	61,363

75	Education Management LLC	10.250%	6/01/16	B3	83,625

110	GATX Corporation	4.750%	10/01/12	BBB+	110,745
235	Total Commercial Services & Supplies				255,733

	Communications Equipment – 0.0%

10	Cisco Systems, Inc.	5.500%	2/22/16	A+	11,026

1	Motorola, Inc.	7.625%	11/15/10	Baa3	1,042

3	Motorola, Inc.	7.500%	5/15/25	Baa3	2,738
14	Total Communications Equipment				14,806

	Computers & Peripherals – 0.2%

20	Dell Inc.	3.375%	6/15/12	A2	20,737

35	Hewlett Packard Company	4.500%	3/01/13	A	37,401

35	International Business Machines Corporation (IBM)	4.750%	11/29/12	A+	37,885
90	Total Computers & Peripherals				96,023

Nuveen Investments	27

Portfolio of Investments

Nuveen Multi-Strategy Income Fund (continued)

September 30, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 1.2%

$185	American Express Credit Corporation	7.300%	8/20/13	A2	$205,338

190	Ford Motor Credit Company	9.875%	8/10/11	CCC+	192,778

170	Ford Motor Credit Company	8.000%	6/01/14	CCC+	163,524
545	Total Consumer Finance				561,640

	Containers & Packaging – 0.3%

95	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	74,100

50	Rock-Tenn Company	5.625%	3/15/13	BB+	48,750

40	Tekni-Plex Inc.	10.875%	8/15/12	Caa1	35,800
185	Total Containers & Packaging				158,650

	Diversified Financial Services – 2.0%

185	Capital One Financial Corporation	7.375%	5/23/14	Baa1	206,667

225	Citigroup Inc.	6.125%	11/21/17	A	223,745

65	Citigroup Inc.	6.000%	10/31/33	A–	54,552

65	General Electric Capital Corporation	5.625%	9/15/17	AA+	65,919

80	JP Morgan Chase & Company	5.375%	10/01/12	Aa3	86,139

210	JP Morgan Chase & Company	6.000%	1/15/18	Aa3	225,768

90	National Rural Utilities Cooperative Finance Corporation	7.250%	3/01/12	A	99,450
920	Total Diversified Financial Services				962,240

	Diversified Telecommunication Services – 2.4%

50	AT&T, Inc.	6.800%	5/15/36	A	55,826

120	Cincinnati Bell Inc.	8.375%	1/15/14	B2	121,200

130	Citizens Communications Company	9.000%	8/15/31	BB	128,050

90	France Telecom	5.375%	7/08/19	A–	95,909

110	Hughes Network Systems LLC	9.500%	4/15/14	B1	111,100

75	SBA Telecommunications Corporation, Series 144A	8.250%	8/15/19	Ba2	77,625

215	Telecom Italia Capital	5.250%	10/01/15	BBB	222,868

130	Telefonica Emisiones SAU	4.949%	1/15/15	A–	138,065

140	Time Warner Telecom Holdings	9.250%	2/15/14	B2	144,900

55	Verizon Communications	6.250%	4/01/37	A	57,418
1,115	Total Diversified Telecommunication Services				1,152,961

	Electric Utilities – 1.2%

35	American Electric Power	5.250%	6/01/15	BBB	36,660

20	Carolina Power and Light Company	5.125%	9/15/13	A1	21,651

14	Duke Capital LLC	5.668%	8/15/14	BBB	14,876

105	Duke Energy Corporation	6.250%	1/15/12	A–	114,491

75	Exelon Corporation	4.900%	6/15/15	Baa1	77,842

2	FirstEnergy Corporation	6.450%	11/15/11	BBB–	2,164

5	FirstEnergy Corporation	7.375%	11/15/31	BBB–	5,621

250	Niagara Mohawk Power Company, 144A	3.553%	10/01/14	A–	251,798

10	Progress Energy, Inc.	7.000%	10/30/31	BBB	11,657

5	PSE&G Power LLC	8.625%	4/15/31	Baa1	6,782

80	Texas Competitive Electric Holdings, Series A	10.250%	11/01/15	CCC	58,000
601	Total Electric Utilities				601,542

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electrical Equipment – 0.1%

$25	Emerson Electric Company	5.250%	10/15/18	A	$27,180

	Electronic Equipment & Instruments – 0.7%

190	Agilent Technologies Inc.	5.500%	9/14/15	BBB–	195,687

130	Sanmina-SCI Corporation	8.125%	3/01/16	B3	122,200
320	Total Electronic Equipment & Instruments				317,887

	Energy Equipment & Services – 1.5%

33	Halliburton Company	5.500%	10/15/10	A	34,431

70	Helix Energy Solutions	9.500%	1/15/16	B+	70,350

250	Kinder Morgan Energy Partners, L.P.	6.500%	9/01/39	BBB	255,162

85	Nabors Industries Inc.	9.250%	1/15/19	BBB+	101,179

200	Plains All American Pipeline L.P	5.750%	1/15/20	BBB–	201,936

50	Rockies Express Pipeline Company	6.250%	7/15/13	BBB	54,084

55	Transocean Sedco Inc.	6.000%	3/15/18	BBB+	58,851
743	Total Energy Equipment & Services				775,993

	Food & Staples Retailing – 0.8%

25	CVS Caremark Corporation	5.750%	8/15/11	BBB+	26,740

165	Kroger Co (WI/DD)	3.900%	10/01/15	BBB	166,533

2	Kroger Co	7.500%	4/01/31	BBB	2,493

135	Wal-Mart Stores, Inc.	3.200%	5/15/14	AA	137,983

50	Wal-Mart Stores, Inc.	5.800%	2/15/18	AA	56,259
377	Total Food & Staples Retailing				390,008

	Food Products – 0.9%

45	Dole Foods Company, 144A	8.000%	10/01/16	B2	45,394

100	General Mills, Inc.	6.000%	2/15/12	BBB+	108,710

27	Kellogg Company	7.450%	4/01/31	A3	34,952

85	Kraft Foods Inc.	6.125%	2/01/18	BBB+	90,220

135	Pinnacle Foods Finance LLC	10.625%	4/01/17	CCC	138,544
392	Total Food Products				417,820

	Gas Utilities – 0.0%

2	Consolidated Natural Gas Company	5.000%	12/01/14	A–	2,121

	Health Care Providers & Services – 0.6%

70	Apria Healthcare Group Inc., 144A	12.375%	11/01/14	B+	75,075

150	Express Scripts Inc.	5.250%	6/15/12	BBB	159,331

50	HCA Inc.	8.750%	9/01/10	B–	51,000
270	Total Health Care Providers & Services				285,406

	Hotels, Restaurants & Leisure – 1.3%

135	Ameristar Casinos, Inc., 144A	9.250%	6/01/14	BB–	140,738

90	Dave & Busters Inc.	11.250%	3/15/14	B–	90,675

85	McDonald’s Corporation	5.800%	10/15/17	A	95,447

125	Pinnacle Entertainment Inc., 144A	8.625%	8/01/17	BB	126,250

100	Tricon Golbal Restaurants Incorporated	8.875%	4/15/11	BBB–	109,476

65	Wendy’s International Inc.	7.000%	12/15/25	B–	54,438
600	Total Hotels, Restaurants & Leisure				617,024

Nuveen Investments	29

Portfolio of Investments

Nuveen Multi-Strategy Income Fund (continued)

September 30, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Household Durables – 0.4%

$25	K. Hovnanian Enterprises Inc.	11.500%	5/01/13	B2	$26,500

100	Ryland Group Inc.	5.375%	5/15/12	BB–	100,500

90	Sealy Mattress Company	8.250%	6/15/14	CCC+	83,700
215	Total Household Durables				210,700

	Household Products – 0.0%

20	Procter and Gamble Company	4.850%	12/15/15	AA–	22,112

	Independent Power Producers & Energy Traders – 0.3%

160	Dynegy Holdings, Inc., Term Loan	7.750%	6/01/19	B	137,200

	Industrial Conglomerates – 1.3%

300	Textron Inc.	7.250%	10/01/19	BBB–	304,538

190	Timken Company	6.000%	9/15/14	BBB–	197,593

125	Tyco International Group	6.000%	11/15/13	BBB+	134,164
615	Total Industrial Conglomerates				636,295

	Insurance – 0.4%

35	Allstate Corporation	7.200%	12/01/09	A–	35,264

40	International Lease Finance Corporation	5.650%	6/01/14	BBB+	30,731

75	MetLife Inc.	7.717%	2/15/19	A2	88,448

55	Prudential Financial Inc.	4.750%	4/01/14	A	55,253
205	Total Insurance				209,696

	IT Services – 1.0%

150	First Data Corporation	9.875%	9/24/15	B–	139,313

70	Fiserv Inc.	6.125%	11/20/12	BBB	75,923

135	Seagate Technology HDD Holdings	6.800%	10/01/16	Ba3	124,453

145	Sungard Data Systems Inc., 144A	10.625%	5/15/15	B	154,425
500	Total IT Services				494,114

	Machinery – 0.6%

5	Caterpillar Inc.	6.050%	8/15/36	A	5,492

15	Deere & Company	6.950%	4/25/14	A	17,377

150	Greenbrier Companies, Inc.	8.375%	5/15/15	CCC	122,438

125	Toys R Us Property Company Inc., 144A	10.750%	7/15/17	B+	135,000
295	Total Machinery				280,307

	Media – 3.6%

100	AOL Time Warner	6.875%	5/01/12	BBB	110,147

130	Cablevision Systems Corporation, 144A	8.625%	9/15/17	B+	134,875

90	Comcast Corporation	5.850%	11/15/15	BBB+	98,714

55	Comcast Corporation	6.450%	3/15/37	BBB+	58,431

120	Echostar DBS Corporation	7.125%	2/01/16	BB–	119,700

10	Gannett Company Inc., 144A	8.750%	11/15/14	Baa3	9,825

25	Gannett Company Inc., 144A	9.375%	11/15/17	Baa3	24,438

120	Interpublic Group Companies Inc.	6.250%	11/15/14	Ba3	114,150

125	LIN Television Corporation	6.500%	5/15/13	B–	113,750

40	News America, Inc.	6.150%	3/01/37	BBB+	39,266

30	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$115	Nielsen Finance LLC Co	11.625%	2/01/14	B–	$121,900

96	Sinclair Broadcast Group	8.000%	3/15/12	B–	85,200

170	Thomson Reuters Corporation	4.700%	10/15/19	A–	169,944

130	Time Warner Cable Inc.	6.200%	7/01/13	BBB	141,740

35	Time Warner Cable Inc.	6.550%	5/01/37	BBB	37,312

150	TL Acquisitions Inc., 144A	13.250%	7/15/15	CCC+	138,750

145	Valassis Communications Inc.	8.250%	3/01/15	B3	130,681

25	Walt Disney Company	6.000%	7/17/17	A	28,039

2	Walt Disney Company	7.000%	3/01/32	A	2,458

45	WMG Acquisition Group	9.500%	6/15/16	BB	47,700
1,728	Total Media				1,727,020

	Metals & Mining – 1.0%

45	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	CCC+	38,025

80	BHP Billiton Finance Limited	5.500%	4/01/14	A+	88,500

25	California Steel Industries Inc.	6.125%	3/15/14	BB–	23,000

115	Compass Minerals International Inc.	8.000%	6/01/19	B+	116,869

70	Ispat Inland Inc.	9.750%	4/01/14	BBB	73,391

25	Steel Dynamics, Inc., 144A	8.250%	4/15/16	BB+	25,250

75	Steel Dynamics, Inc.	7.375%	11/01/12	BB+	76,125

60	United States Steel Corporation	6.050%	6/01/17	BB	56,123
495	Total Metals & Mining				497,283

	Multi-Line Retail – 1.4%

120	Costco Wholesale Corporation	5.300%	3/15/12	A	130,330

125	Dollar General Corporation	11.875%	7/15/17	B–	141,250

8	Federated Department Stores, Inc.	6.900%	4/01/29	BB	6,351

75	Home Depot, Inc.	5.400%	3/01/16	BBB+	78,518

150	Neiman Marcus Group Inc.	10.375%	10/15/15	CCC+	129,000

170	Target Corporation	5.375%	5/01/17	A+	183,015
648	Total Multi-Line Retail				668,464

	Multi-Utilities – 0.2%

45	Dominion Resources Inc.	6.250%	6/30/12	A–	48,923

16	Pacific Gas and Electric Company	6.050%	3/01/34	A3	17,858

11	Reliant Energy, Centerpoint Energy Inc.	7.750%	2/15/11	BBB	11,701

9	Virginia Electric and Power Company	4.750%	3/01/13	A–	9,478
81	Total Multi-Utilities				87,960

	Oil, Gas & Consumable Fuels – 6.0%

95	Anadarko Petroleum Corporation	7.625%	3/15/14	BBB–	108,498

40	Apache Corporation	6.000%	1/15/37	A–	44,664

130	Berry Petroleum Company	10.250%	6/01/14	B	139,425

100	BP Capital Markets PLC	3.625%	5/08/14	Aa1	103,139

210	Cenovus Energy Inc., 144A	4.500%	9/15/14	BBB+	214,806

125	Chevron Corporation	3.950%	3/03/14	Aa1	131,747

10	Devon Energy Corporation	7.950%	4/15/32	BBB+	12,573

Nuveen Investments	31

Portfolio of Investments

Nuveen Multi-Strategy Income Fund (continued)

September 30, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$10	Duke Energy Field Services Corporation	7.875%	8/16/10	BBB	$10,484

185	Energy XXI Gulf Coast Inc.	10.000%	6/15/13	Ca	150,775

170	Enterprise Products Operating Group LLP	4.600%	8/01/12	BBB–	176,263

85	EOG Resources Inc.	5.625%	6/01/19	A–	93,226

135	McMoran Exploration Corporation	11.875%	11/15/14	B	135,675

20	Occidental Petroleum Corporation	6.750%	1/15/12	A	22,146

140	Occidental Petroleum Corporation	4.125%	6/01/16	A	144,203

90	OPTI Canada Inc.	8.250%	12/15/14	B	70,200

70	Plains Exploration & Production Company	8.625%	10/15/19	BB	71,225

50	Premcor Refining Group Inc.	7.500%	6/15/15	BBB	51,378

90	Sandridge Energy Inc.	8.625%	4/01/15	B–	89,663

510	Shell International Finance BV	4.300%	9/22/19	Aa1	513,531

185	Stone Energy Corporation	6.750%	12/15/14	B	141,525

245	SunCor Energy Inc.	6.100%	6/01/18	BBB+	256,471

85	Targa Resources Inc.	8.500%	11/01/13	B	80,325

10	Tosco Corporation	8.125%	2/15/30	A1	12,749

10	Valero Energy Corporation	7.500%	4/15/32	BBB	9,973

115	W&T Offshore, Inc., 144A	8.250%	6/15/14	B	105,225

10	XTO Energy, Inc.	6.250%	4/15/13	BBB	10,890
2,925	Total Oil, Gas & Consumable Fuels				2,900,779

	Paper & Forest Products – 0.1%

50	Packaging Corporation of America	5.750%	8/01/13	BBB	52,065

8	Westvaco Corporation	8.200%	1/15/30	BBB	7,866
58	Total Paper & Forest Products				59,931

	Personal Products – 0.3%

135	Elizabeth Arden Inc.	7.750%	1/15/14	B1	128,925

	Pharmaceuticals – 0.1%

20	GlaxoSmithKline Capital	5.650%	5/15/18	A+	21,948

3	Schering-Plough Corporation	6.750%	12/01/33	A–	3,633

20	Wyeth	5.500%	3/15/13	A+	21,668
43	Total Pharmaceuticals				47,249

	Real Estate Management & Development – 0.1%

22	ERP Operating LP	6.625%	3/15/12	BBB+	23,490

	Road & Rail – 0.1%

18	Burlington Northern Santa Fe Corporation	6.750%	7/15/11	Baa1	19,597

13	Canadian National Railways Company	6.250%	8/01/34	A–	15,022

10	CSX Corporation	5.600%	5/01/17	BBB–	10,501

17	Norfolk Southern Corporation	7.700%	5/15/17	BBB+	20,122
58	Total Road & Rail				65,242

	Specialty Retail – 1.7%

300	CenturyTel Inc.	6.150%	9/15/19	BBB–	301,448

125	General Nutrition Centers Inc.	5.178%	3/15/14	CCC+	111,250

32	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Specialty Retail (continued)

$80	Michael’s Stores	11.375%	11/01/16	CCC	$75,200

140	Phillips-Van Heusen Corporation	7.750%	11/15/23	BBB–	117,025

115	Sally Holdings Inc.	10.500%	11/15/16	B–	120,463

95	TJX Companies, Inc.	4.200%	8/15/15	A	98,276
855	Total Specialty Retail				823,662

	Tobacco – 0.3%

120	Altria Group Inc.	8.500%	11/10/13	Baa1	139,303

	Trading Companies & Distributors – 0.1%

30	Russel Metals Inc.	6.375%	3/01/14	BB	27,038

	Wireless Telecommunication Services – 1.5%

105	American Tower Company	7.000%	10/15/17	BB+	108,150

95	Cricket Communications Inc.	10.000%	7/15/15	B–	98,088

100	IntelSat Jackson Holding	9.500%	6/15/16	BB–	105,500

105	MetroPCS Wireless Inc.	9.250%	11/01/14	B	107,888

50	Nokia Corporation	5.375%	5/15/19	A1	53,320

60	Rogers Wireless Communications Inc.	6.375%	3/01/14	BBB	66,300

95	Sprint Capital Corporation	6.900%	5/01/19	BB	85,500

80	Vodafone Group PLC	5.350%	2/27/12	A–	85,728
690	Total Wireless Telecommunication Services				710,474
$20,248	Total Corporate Bonds (cost $19,269,702)				20,527,131

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 25.6%

	U.S. Treasury Bonds/Notes – 25.6%

$190	Tennessee Valley Authority	5.250%	9/15/39	AAA	$201,248

100	United States of America Treasury Bonds/Notes	6.380%	8/15/27	AAA	130,000

200	United States of America Treasury Bonds/Notes	5.500%	8/15/28	AAA	238,656

175	United States of America Treasury Bonds/Notes	5.250%	11/15/28	AAA	203,219

450	United States of America Treasury Bonds/Notes	4.750%	2/15/37	AAA	502,242

75	United States of America Treasury Bonds/Notes	4.250%	5/15/39	AAA	77,613

3,400	United States of America Treasury Bonds/Notes	4.630%	12/31/11	AAA	3,666,954

400	United States of America Treasury Bonds/Notes	1.380%	4/15/12	AAA	401,875

525	United States of America Treasury Bonds/Notes	4.630%	7/31/12	AAA	573,399

500	United States of America Treasury Bonds/Notes (WI/DD)	1.380%	9/15/12	AAA	499,141

400	United States of America Treasury Bonds/Notes (WI/DD)	3.750%	11/15/18	AAA	414,032

350	United States of America Treasury Bonds/Notes	2.750%	2/15/19	AAA	334,114

1,100	United States of America Treasury Bonds/Notes	3.130%	5/15/19	AAA	1,082,727

1,500	United States of America Treasury Securities, STRIPS (I/O)	0.000%	5/15/12	AAA	1,456,707

105	United States of America Treasury Securities, STRIPS (I/O)	0.000%	8/15/18	AAA	76,409

250	United States of America Treasury Securities, STRIPS (I/O)	0.000%	11/15/18	AAA	180,448

3,410	United States of America Treasury Securities, STRIPS (P/O) (4)	0.000%	11/15/21	AAA	2,098,330

550	United States of America Treasury Securities, STRIPS (P/O)	0.000%	2/15/39	AAA	165,872
$13,680	Total U.S. Government and Agency Obligations (cost $12,076,059)				12,302,986

Nuveen Investments	33

Portfolio of Investments

Nuveen Multi-Strategy Income Fund (continued)

September 30, 2009

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 61.7%

		Autos – Asset-Backed Securities – 9.5%

$300		Bank of America Auto Trust, Series 2009-2A, 144A	2.130%	9/15/13	AAA	$300,669

450		Bank of America Auto Trust	2.670%	7/15/13	AAA	454,871

129		Capital Auto Receivables Asset Trust, Series 2007-2-A3A	5.020%	9/15/11	AAA	131,093

32		Daimer Chrysler Auto Trust, Series 2006D	4.980%	2/08/11	AAA	32,286

141		Daimler Chrysler Auto Trust 2008B	5.320%	11/10/14	AA	147,198

400		Ford Credit Auto Owner Trust, 2008A-3A	3.960%	4/15/12	AAA	408,504

100		Hyundai Auto Receivables Trust 2007A, Class A3A	5.040%	1/17/12	AAA	102,494

300		Hyundai Auto Receivables Trust 2009A	2.030%	8/15/13	AAA	300,425

580		Nissan Auto Receivables Owners Trust 2008-C	5.930%	7/16/12	AAA	611,715

618		Nissan Auto Receivables Owners Trust 2008-A3	3.890%	8/15/11	AAA	627,521

1,400		Volkswagen Auto Loan Enhanced Trust, 2008-2, Class A3A	5.470%	3/20/13	AAA	1,473,483
4,450		Total Autos				4,590,259

		Credit Cards – Asset-Backed Securities – 8.1%

175		American Express Credit Card Master Trust, Class C Series 2007-6	0.630%	11/15/13	A–	172,041

500		American Express Issuance Trust 2008-2A	4.020%	1/18/11	AAA	505,248

75		Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Ba1	50,272

850		Chase Issuance Trust 2008 Class A9	4.260%	5/15/13	AAA	889,903

750		CitiBank Credit Card Issuance Trust, Series 2006-A4	5.450%	5/10/13	AAA	798,123

205		Discover Card Master Trust 2008, Class A3	5.100%	10/15/13	AAA	215,456

530		General Electric Master Credit Card Trust, Series 2009-3A	2.540%	9/15/14	AAA	530,176

700		MBNA Credit Card Master Note Trust Series 2005-A3	4.100%	10/15/12	AAA	714,676
3,785		Total Credit Cards				3,875,895

		Home Equity – Asset-Backed Securities – 0.0%

—	(5)	Master Asset Backed Securities Trust 2005-WMC1, Mortgage Pass Through Certificates, Class N-1	4.940%	3/26/35	CC	—

		Other – Asset-Backed Securities – 0.1%

63		SLM Student Loan Trust 2007-7 Class A1	0.640%	10/25/12	AAA	62,648

		Commercial – Mortgage-Backed Securities – 1.7%

350		Banc of America Commercial Mortgage Pass-Through Certificates, Series 2005	4.930%	7/10/45	AAA	327,210

500		CS First Boston Mortgage Securities Corporation, Series 2004	4.750%	1/15/37	AAA	498,981
850		Total Commercial				826,191

		Residential – Mortgage-Backed Securities – 42.3%

3,399		Federal National Mortgage Interest Strip Series 366-25	5.000%	10/01/35	AAA	338,908

504		Federal National Mortgage Pool 735060	6.000%	11/01/34	AAA	535,972

222		Federal National Mortgage Pool 735606	4.410%	5/01/35	AAA	228,255

288		Federal National Mortgage Pool 824163	5.500%	4/01/35	AAA	302,901

226		Federal National Mortgage Pool 838948	5.110%	8/01/35	AAA	233,345

307		Federal National Mortgage Pool 905597	6.060%	12/01/36	AAA	325,057

761		Federal National Mortgage Pool 946228	6.130%	9/01/37	AAA	806,171

93		Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	5.940%	1/01/37	AAA	98,605

134		Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	AAA	142,677

34	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Residential – Mortgage-Backed Securities (continued)

$150		Federal Home Loan Mortgage Corporation. Mortgage Series 2963	5.500%	5/15/28	AAA	$156,668

232		Federal Home Loan Mortgage Corporation, Mortgage Pool 847681	6.230%	12/01/36	AAA	246,629

7,000		Federal National Mortgage Association (MDR) (WI/DD)	5.500%	TBA	AAA	7,383,908

2,750		Federal National Mortgage Association (MDR) (WI/DD)	6.000%	TBA	AAA	2,893,088

6,420		Government National Mortgage Association (MDR) (WI/DD)	5.000%	TBA	AAA	6,607,586

56		Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	4.310%	10/25/35	AAA	50,186
22,542		Total Residential				20,349,956
$31,690		Total Asset-Backed and Mortgage-Backed Securities (cost $29,210,514)				29,704,949

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		CAPITAL PREFERRED SECURITIES – 0.0%

		Capital Markets – 0.0%

$8		First Union Institutional Capital Securities I	8.040%	12/01/26	A–	$7,758
$8		Total Capital Preferred Securities (cost $8,609)				7,758

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 5.0%

		Colombia – 0.9%

$10		Republic of Colombia	8.250%	12/22/14	BBB–	$12,000

810,000	COP	Republic of Colombia	11.750%	3/01/10	BB+	434,044
		Total Colombia				446,044

		Hungary – 0.1%

60		Republic of Hungary, Treasury Bill	4.750%	2/03/15	Baa1	59,940

		Israel – 0.2%

65		State of Israel	5.500%	11/09/16	A1	70,583

		Mexico – 0.2%

65		United Mexican States	6.625%	3/03/15	BBB+	72,085

		Poland – 0.1%

60		Republic of Poland	5.000%	10/19/15	A2	63,352

		Turkey – 3.5%

1,400		Republic of Turkey, Government Bond	16.000%	3/07/12	BB	1,079,245

520		Republic of Turkey, Government Bond	9.500%	1/15/14	BB–	612,976
1,920		Total Turkey				1,692,221
		Total Sovereign Debt (cost $2,236,824)				2,404,225

Principal Amount (000)		Description (1)		Optional Call Provisions (3)	Ratings (2)	Value
		MUNICIPAL BONDS – 0.3%

		Connecticut – 0.3%

$150		Connecticut State, General Obligation Bonds, Series 2008A, 5.850%, 3/15/32		3/18 at 100.00	AA	$160,208
$150		Total Municipal Bonds (cost $150,000)				160,208

Nuveen Investments	35

Portfolio of Investments

Nuveen Multi-Strategy Income Fund (continued)

September 30, 2009

Principal Amount (000)	Description (1)		Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.8%

$1,365	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/09, repurchase price $1,365,325, collateralized by $1,435,000 U.S. Treasury Notes, 2.375%, due 3/31/16, value $1,393,744		0.010%	10/01/09	$1,365,325
	Total Short-Term Investments (cost $1,365,325)				1,365,325
	Total Investments (cost $64,410,304) – 138.2%				66,571,832

Number of Contracts	Description (1)	Notional Amount (9)	Strike Price	Expiration Date	Value
	PUT OPTIONS WRITTEN – (0.0)%

(18)	CME 3-Month December Eurodollar Futures	$(18,000,000)	$98.875	12/14/09	$(450)
	Total Put Options Written (premiums received $12,150)				(450)

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Notional Amount		Premium		Value
	CALL SWAPTIONS WRITTEN – (0.1)%

OTC-10-Year Interest Rate Swap	Citibank	3-Month USD-LIBOR-BBA	Receive	10/22/09	(1,400,000)	USD	(19,880)	USD	$(32,480)
	Total Call Swaptions Written (premiums received $19,880)								(32,480)
	Other Assets Less Liabilities – (38.1)%								(18,361,158)
	Net Assets – 100%								$48,177,744

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at September 30, 2009:

Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Brazilian Real	1,009,030	U.S. Dollar	563,704	10/02/09	$(5,855)
Canadian Dollar	653,970	U.S. Dollar	600,000	10/26/09	(10,843)
Colombian Peso	916,360,000	U.S. Dollar	435,739	10/06/09	(41,696)
Euro	10,650	U.S. Dollar	15,537	10/30/09	(47)
Euro	50,000	U.S. Dollar	73,189	10/30/09	22
Japanese Yen	54,697,500	U.S. Dollar	600,000	11/24/09	(9,545)
New Turkish Lira	1,598,923	U.S. Dollar	1,069,263	10/19/09	(4,831)
New Zealand Dollar	12,050	U.S. Dollar	8,622	10/30/09	(64)
Pound Sterling	350,000	U.S. Dollar	562,119	10/28/09	2,831
South African Rand	125	U.S. Dollar	17	10/30/09	—
U.S. Dollar	550,000	Brazilian Real	1,009,030	10/02/09	19,559
U.S. Dollar	478,240	Colombian Peso	916,360,000	10/06/09	(804)
U.S. Dollar	560,000	South African Rand	4,246,368	10/13/09	4,103
U.S. Dollar	575,000	New Turkish Lira	847,579	10/19/09	(5,629)
U.S. Dollar	104,031	Colombian Peso	200,000,000	10/30/09	(125)
U.S. Dollar	574,920	New Zealand Dollar	800,000	11/02/09	1,632
U.S. Dollar	560,759	Brazilian Real	1,009,030	11/04/09	6,049
U.S. Dollar	608,522	Australian Dollar	700,000	11/23/09	6,391
					$(38,852)

36	Nuveen Investments

Interest Rate Swaps outstanding at September 30, 2009:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency		Term- ination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Barclays Bank PLC	5,400,000	EUR	Receive	6-Month EURIBOR	2.630%	Annually		1/07/11	$(197,744)	$(197,744)
Barclays Bank PLC	2,490,000	EUR	Pay	6-Month EURIBOR	3.735	Annually		1/07/19	199,283	199,283
Barclays Bank PLC	570,000	EUR	Pay	6-Month EURIBOR	3.500	Annually		2/25/19	25,403	25,403
Barclays Bank PLC	820,000	GBP	Receive	6-Month LIBOR	4.320	Semi-Annually		7/27/19	(55,351)	(55,351)
Barclays Bank PLC	560,000	EUR	Receive	6-Month EURIBOR	3.590	Annually		1/07/39	37,451	37,451
Citibank	1,500,000,000	KRW	Receive	3-Month KRW-CD-KSDA	4.040	Quarterly		7/31/14	17,494	17,494
Citibank	3,410,000	USD	Receive	3-Month LIBOR-BBA	0.000	11/15/21	(11)	11/15/21	(272,854)	(272,854)
Credit Suisse	5,000,000	CHF	Receive	6-Month LIBOR-BBA	0.848	Annually		6/25/11	(22,939)	(22,939)
Deutsche Bank	6,950,000	AUD	Pay	3-Month AUD-BBR	4.760	Quarterly		8/15/11	(4,787)	(4,787)
Goldman Sachs	8,250,000	ZAR	Receive	3-Month JIBAR	9.950	Quarterly		10/23/18	(76,804)	(76,804)
Goldman Sachs	4,300,000	PLN	Receive	6-Month WIBOR	5.580	Annually		8/14/19	(14,770)	(14,770)
JPMorgan	5,000,000	BRL	Pay	12-Month BRAZIBOR	10.910	1/04/12	(10)	1/02/12	(18,799)	(18,799)
JPMorgan	2,500,000	BRL	Pay	12-Month BRAZIBOR	11.020	1/04/12	(10)	1/02/12	(6,586)	(6,586)
JPMorgan	2,000,000,000	KRW	Receive	3-Month KRW-CD-KSDA	4.040	Quarterly		7/31/14	23,297	4,602
JPMorgan	862,000,000	CLP	Pay	6-Month CLICP	4.580	Semi-Annually		8/10/14	(13,053)	(12,574)
JPMorgan	6,400,000	ZAR	Receive	3-Month JIBAR	9.940	Quarterly		8/07/18	(57,273)	(57,273)
JPMorgan	3,750,000	ILS	Pay	3-Month TELBOR	5.242	Annually		7/13/19	(2,275)	774
Morgan Stanley	4,700,000	BRL	Pay	12-Month BRAZIBOR	10.970	1/04/12	(10)	1/02/12	(18,005)	(18,005)
Royal Bank of Canada	1,300,000	AUD	Pay	3-Month AUD-BBR	4.800	Quarterly		9/04/11	(1,950)	(1,950)
Royal Bank of Canada	1,740,000	NZD	Pay	3-Month NZD-BBR	6.045	Semi-Annually		6/22/19	23,059	20,051
										$(455,378)
*	Annualized.

Credit Default Swaps outstanding at September 30, 2009:

Counterparty	Referenced Entity	Buy/Sell Protection		Current Credit Spread (7)	Notional Amount	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank	Masco Corporation	Buy	(8)	1.90%	$1,300,000	5.150%	3/20/14	$(172,810)	$(172,810)
Credit Suisse	Harrah’s Operating Company, Inc., LCDS	Sell	(8)	1.72	460,000	5.000	6/20/10	11,495	62,095
Credit Suisse	Harrah’s Operating Company, Inc.	Buy	(8)	6.20	460,000	5.000	6/20/10	3,225	(139,375)
Credit Suisse	Tesoro Corporation	Buy	(8)	4.61	1,300,000	5.000	9/20/14	(22,086)	26,459
Deutsche Bank	Aetna Inc.	Buy	(8)	.61	1,300,000	1.150	3/20/14	(29,925)	(29,925)
Goldman Sachs	DJ High Yield CDX	Sell	(8)	6.72	940,000	5.000	6/20/14	(56,222)	205,803
Goldman Sachs	DJ Investment Grade CDX	Sell	(8)	1.10	1,000,000	1.000	6/20/14	(4,022)	39,036
JPMorgan	Mohawk Industries Inc.	Buy	(8)	1.81	1,300,000	3.700	3/20/14	(101,176)	(101,176)
JPMorgan	DJ Investment Grade CDX	Sell	(8)	1.10	850,000	1.000	6/20/14	(3,419)	31,068
JPMorgan	Chesapeake Energy Corporation	Sell	(8)	5.65	1,300,000	5.000	9/20/14	(30,434)	13,441
									$(65,384)
*	Annualized.

Futures Contracts outstanding at September 30, 2009:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. 5-Year Treasury Note	Short	(63)	12/09	$(7,313,906)	$(75,435)
U.S. 10-Year Treasury Note	Short	(4)	12/09	(473,313)	(5,062)
U.S. 30-Year Treasury Bond	Long	24	12/09	2,913,000	50,255
					$(30,242)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

Nuveen Investments	37

Portfolio of Investments

Nuveen Multi-Strategy Income Fund (continued)

September 30, 2009

(3)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Principal Amount (000) rounds to less than $1,000.

(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(7)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(8)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by 1,000,000.

(10)	Fixed Rate Payment is due two business days after contract Termination Date.

(11)	Fixed Rate Payment is due on Termination Date.

(12)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

I/O	Interest only investment.

P/O	Principal only investment.

MDR	Denotes investment is subject to dollar roll transactions.

OTC	Over-The-Counter market transaction.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

AUD	Australian Dollar

BRL	Brazilian Real

CHF	Swiss Franc

COP	Colombian Peso

CLP	Chilean Peso

EUR	Euro

GBP	British Pound

ILS	Israeli Shekel

KRW	South Korean Won

PLN	Polish Zloty

NZD	New Zealand Dollar

USD	United States (U.S.) Dollar

ZAR	South African Rand

AUD-BBR	Australian Dollar-Bank Bill Rate

BRAZIBOR	Brazil Inter-Bank Offered Rate

CLICP	Sinacofi Chile Interbank Rate Average

EURIBOR	Euro Inter-Bank Offered Rate

JIBAR	Johannesburg Inter-Bank Agreed Rate

KRW-CD-KSDA	Korean Won-Certificates of Deposit-Korean Securities Dealers Association

LIBOR-BBA	London Inter-Bank Offered Rate-British Bankers’ Association

NZD-BBR	New Zealand Dollar-Bank Bill Rate

WIBOR	Warsaw Inter-Bank Offered Rate

TELEBOR	Tel Aviv Inter-Bank Offered Rate

See accompanying notes to financial statements.

38	Nuveen Investments

Portfolio of Investments

Nuveen High Yield Bond Fund

September 30, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.7%

	Diversified Telecommunication Services – 0.7%

$1,354	Qwest Communications International Inc., 144A	7.500%	2/15/14	Ba3	$1,343,845
$1,354	Total Convertible Bonds (cost $1,262,890)				1,343,845

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 90.8%

	Aerospace & Defense – 3.5%

$2,981	DI Finance/DynCorp International, Series B	9.500%	2/15/13	B+	$3,055,525

2,600	Global Aviation Holdings, 144A	14.000%	8/15/13	BB–	2,590,250

855	Spirit AeroSystems Inc., 144A	7.500%	10/01/17	BB	855,000
6,436	Total Aerospace & Defense				6,500,775

	Auto Components – 4.0%

2,570	Affinia Group Inc.	9.000%	11/30/14	B3	2,454,350

3,110	Allison Transmission Inc., 144A	11.000%	11/01/15	CCC+	3,063,350

2,260	Cooper Tire & Rubber Company	7.625%	3/15/27	B	1,824,950
7,940	Total Auto Components				7,342,650

	Automobiles – 2.4%

4,325	Kar Holdings, Inc.	10.000%	5/01/15	Caa1	4,368,250

	Building Products – 0.2%

425	Dayton Superior Corporation (9)	13.000%	6/15/09	Caa3	141,313

205	Norcraft Holdings LP	9.750%	9/01/12	Caa1	195,775
630	Total Building Products				337,088

	Chemicals – 1.4%

1,705	IMC Global Inc.	7.300%	1/15/28	Baa2	1,709,511

800	Methanex Corporation	8.750%	8/15/12	BBB–	824,000
2,505	Total Chemicals				2,533,511

	Commercial Services & Supplies – 2.9%

995	Allied Waste North America	7.250%	3/15/15	BBB	1,039,696

400	Browning Ferris-Allied Waste	9.250%	5/01/21	BBB	490,904

1,930	Browning Ferris-Allied Waste	7.400%	9/15/35	BBB	2,220,206

1,380	Education Management LLC	10.250%	6/01/16	B3	1,538,700
4,705	Total Commercial Services & Supplies				5,289,506

	Computers & Peripherals – 0.8%

1,450	Seagate Technology HDD Holdings	0.000%	10/01/09	Ba3	1,448,188

	Construction Materials – 0.5%

1,040	Texas Industries Inc.	7.250%	7/15/13	B+	1,003,600

	Consumer Finance – 3.8%

1,615	Ford Motor Credit Company	9.875%	8/10/11	CCC+	1,638,610

3,505	Ford Motor Credit Company	8.000%	6/01/14	CCC+	3,371,488

2,000	Ford Motor Credit Company	8.700%	10/01/14	CCC+	1,961,042
7,120	Total Consumer Finance				6,971,140

Nuveen Investments	39

Portfolio of Investments

Nuveen High Yield Bond Fund (continued)

September 30, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Containers & Packaging – 2.5%

$1,955	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	$1,524,900

1,410	Rock-Tenn Company	5.625%	3/15/13	BB+	1,374,750

1,900	Tekni-Plex Inc.	10.875%	8/15/12	Caa1	1,700,500
5,265	Total Containers & Packaging				4,600,150

	Diversified Telecommunication Services – 6.6%

2,560	Cincinnati Bell Inc.	8.375%	1/15/14	B2	2,585,600

2,430	Citizens Communications Company	9.000%	8/15/31	BB	2,393,550

2,250	Hughes Network Systems LLC	9.500%	4/15/14	B1	2,272,500

830	Qwest Communications International Inc.	8.000%	10/01/15	Ba3	833,113

1,285	SBA Telecommunications Corporation, Series 144A	8.250%	8/15/19	Ba2	1,329,975

2,570	Time Warner Telecom Holdings	9.250%	2/15/14	B2	2,659,950
11,925	Total Diversified Telecommunication Services				12,074,688

	Electric Utilities – 0.7%

1,770	Texas Competitive Electric Holdings, Series A	10.250%	11/01/15	CCC	1,283,250

	Electronic Equipment & Instruments – 1.3%

2,580	Sanmina-SCI Corporation	8.125%	3/01/16	B3	2,425,200

	Energy Equipment & Services – 1.1%

1,925	Helix Energy Solutions, 144A	9.500%	1/15/16	B+	1,934,625

	Food Products – 1.9%

855	Dole Foods Company, 144A	8.000%	10/01/16	B2	862,481

2,490	Pinnacle Foods Finance LLC	10.625%	4/01/17	CCC	2,555,363
3,345	Total Food Products				3,417,844

	Health Care Providers & Services – 0.8%

1,290	Apria Healthcare Group Inc., 144A	12.375%	11/01/14	B+	1,383,525

	Hotels, Restaurants & Leisure – 4.5%

2,570	Ameristar Casinos, Inc., 144A	9.250%	6/01/14	BB–	2,679,225

1,715	Dave & Busters Inc.	11.250%	3/15/14	B–	1,727,863

2,665	Pinnacle Entertainment Inc., 144A	8.625%	8/01/17	BB	2,691,650

1,315	Wendy’s International Inc.	7.000%	12/15/25	B–	1,101,313
8,265	Total Hotels, Restaurants & Leisure				8,200,051

	Household Durables – 1.6%

475	K. Hovnanian Enterprises Inc.	11.500%	5/01/13	B2	503,500

820	Ryland Group Inc.	5.375%	5/15/12	BB–	824,100

1,735	Sealy Mattress Company	8.250%	6/15/14	CCC+	1,613,550
3,030	Total Household Durables				2,941,150

	Independent Power Producers & Energy Traders – 1.0%

2,080	Dynegy Holdings, Inc., Term Loan	7.750%	6/01/19	B	1,783,600

	IT Services – 4.1%

2,730	First Data Corporation	9.875%	9/24/15	B–	2,535,488

2,570	Seagate Technology HDD Holdings	6.800%	10/01/16	Ba3	2,369,219

2,570	Sungard Data Systems Inc., 144A	10.625%	5/15/15	B	2,737,050
7,870	Total IT Services				7,641,757

40	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Machinery – 2.9%

$3,016	Greenbrier Companies, Inc.	8.375%	5/15/15	CCC	$2,461,810

2,655	Toys R Us Property Company Inc., 144A	10.750%	7/15/17	B+	2,867,400
5,671	Total Machinery				5,329,210

	Media – 10.5%

2,575	Cablevision Systems Corporation	8.625%	9/15/17	B+	2,671,563

2,490	Echostar DBS Corporation	7.125%	2/01/16	BB–	2,483,775

210	Gannett Company Inc., 144A	8.750%	11/15/14	Baa3	206,325

430	Gannett Company Inc., 144A	9.375%	11/15/17	Baa3	420,325

2,410	Interpublic Group Companies Inc.	6.250%	11/15/14	Ba3	2,292,513

2,650	LIN Television Corporation	6.500%	5/15/13	B–	2,411,500

2,315	Nielsen Finance LLC Co	11.625%	2/01/14	B–	2,453,900

2,575	TL Acquisitions Inc., 144A	13.250%	7/15/15	CCC+	2,381,875

3,105	Valassis Communications Inc.	8.250%	3/01/15	B3	2,798,381

1,215	WMG Acquisition Group	9.500%	6/15/16	BB	1,287,900
19,975	Total Media				19,408,057

	Metals & Mining – 5.8%

1,945	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	CCC+	1,643,525

480	California Steel Industries Inc.	6.125%	3/15/14	BB–	441,600

2,175	Compass Minerals International Inc.	8.000%	6/01/19	B+	2,210,344

1,950	Freeport McMoran Copper & Gold, Inc.	4.995%	4/01/15	BBB–	1,956,396

3,110	Ispat Inland Inc.	9.750%	4/01/14	BBB	3,260,670

580	Steel Dynamics, Inc., 144A	8.250%	4/15/16	BB+	585,800

625	Steel Dynamics, Inc.	7.375%	11/01/12	BB+	634,375
10,865	Total Metals & Mining				10,732,710

	Multi-Line Retail – 2.6%

2,140	Dollar General Corporation	11.875%	7/15/17	B–	2,418,200

2,780	Neiman Marcus Group Inc.	10.375%	10/15/15	CCC+	2,390,800
4,920	Total Multi-Line Retail				4,809,000

	Oil, Gas & Consumable Fuels – 10.2%

2,610	Berry Petroleum Company	10.250%	6/01/14	B	2,799,225

3,237	Energy XXI Gulf Coast Inc.	10.000%	6/15/13	Ca	2,638,155

2,570	McMoran Exploration Corporation	11.875%	11/15/14	B	2,582,850

1,705	OPTI Canada Inc.	8.250%	12/15/14	B	1,329,900

1,285	Plains Exploration & Production Company	8.625%	10/15/19	BB	1,307,488

1,715	Sandridge Energy Inc.	8.625%	4/01/15	B–	1,708,569

3,550	Stone Energy Corporation	6.750%	12/15/14	B	2,715,750

1,875	Targa Resources Inc.	8.500%	11/01/13	B	1,771,875

2,180	W&T Offshore, Inc., 144A	8.250%	6/15/14	B	1,994,700
20,727	Total Oil, Gas & Consumable Fuels				18,848,512

	Paper & Forest Products – 1.1%

1,950	Packaging Corporation of America	5.750%	8/01/13	BBB	2,030,521

	Personal Products – 1.3%

2,570	Elizabeth Arden Inc.	7.750%	1/15/14	B1	2,454,350

Nuveen Investments	41

Portfolio of Investments

Nuveen High Yield Bond Fund (continued)

September 30, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Specialty Retail – 4.6%

$2,650	General Nutrition Centers Inc.	5.178%	3/15/14	CCC+	$2,358,500

2,043	Michael’s Stores	11.375%	11/01/16	CCC	1,920,420

2,400	Phillips-Van Heusen Corporation	7.750%	11/15/23	BBB–	2,006,141

2,120	Sally Holdings Inc.	10.500%	11/15/16	B–	2,220,700
9,213	Total Specialty Retail				8,505,761

	Trading Companies & Distributors – 1.1%

2,230	Russel Metals Inc.	6.375%	3/01/14	BB	2,009,788

	Wireless Telecommunication Services – 5.1%

1,730	American Tower Company	7.000%	10/15/17	BB+	1,781,900

1,725	Cricket Communications Inc.	10.000%	7/15/15	B–	1,781,063

1,795	IntelSat Jackson Holding	9.500%	6/15/16	BB–	1,893,725

2,160	MetroPCS Wireless Inc.	9.250%	11/01/14	B	2,219,400

1,855	Sprint Capital Corporation	6.900%	5/01/19	BB	1,669,500
9,265	Total Wireless Telecommunication Services				9,345,588
$172,882	Total Corporate Bonds (cost $153,491,821)				166,954,045

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 5.5%

	U.S. Treasury Bonds/Notes – 5.5%

$9,115	United States of America Treasury Bonds/Notes (3), (8)	3.380%	6/30/13	AAA	$9,651,226

500	United States of America Treasury Bonds/Notes	1.500%	12/31/13	AAA	489,727
$9,615	Total U.S. Government and Agency Obligations (cost $9,778,281)				10,140,953

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (4)	Ratings (2)	Value
	VARIABLE RATE SENIOR LOAN INTERESTS – 0.0% (5)

	Semiconductors & Equipment – 0.0%

$78	Freescale Semiconductor Inc., Incremental Term Loan	12.500%	12/15/14	B–	$78,831
$78	Total Variable Rate Senior Loan Interests (cost $225,872)				78,831

Principal Amount (000)	Description (1)		Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 8.0%

$14,808	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/09, repurchase price $14,807,919, collateralized by $15,015,000 U.S. Treasury Notes, 1.375%, due 5/15/12, value $15,108,844		0.010%	10/01/09	$14,807,915
	Total Short-Term Investments (cost $14,807,915)				14,807,915
	Total Investments (cost $179,566,779) – 105.0%				193,325,589
	Other Assets Less Liabilities – (5.0)%				(9,174,827)
	Net Assets – 100%				$184,150,762

42	Nuveen Investments

Investments in Derivatives

Credit Default Swaps outstanding at September 30, 2009:

Counterparty	Referenced Entity	Buy/Sell Protection		Current Credit Spread (6)	Notional Amount	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank	Masco Corporation	Buy	(7)	1.90%	$2,700,000	5.150%	3/20/14	$(358,527)	$(358,527)
Credit Suisse	Harrah’s Operating Company, Inc., LCDS	Sell	(7)	1.72	1,760,000	5.000	6/20/10	43,981	237,581
Credit Suisse	Harrah’s Operating Company, Inc.	Buy	(7)	6.20	1,760,000	5.000	6/20/10	12,339	(533,261)
Credit Suisse	Dynegy Holdings Inc.	Sell	(7)	8.37	1,000,000	5.000	3/20/14	(95,072)	44,928
Credit Suisse	Tesoro Corporation	Buy	(7)	4.61	4,500,000	5.000	9/20/14	(76,450)	91,588
Deutsche Bank	Aetna Inc.	Buy	(7)	.61	2,700,000	1.150	3/20/14	(62,066)	(62,066)
JPMorgan	Mohawk Industries, Inc.	Buy	(7)	1.81	2,700,000	3.700	3/20/14	(209,858)	(209,858)
JPMorgan	Chesapeake Energy Corporation	Sell	(7)	5.65	4,500,000	5.000	9/20/14	(105,350)	46,526
									$(743,089)
*	Annualized.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

(5)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

(6)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(7)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)	Investment segregated by the Fund’s custodian as collateral for investments in derivatives prior to the Lehman bankruptcy.

(9)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Assets and Liabilities

September 30, 2009

	Short Duration	Multi-Strategy Income	High Yield
Assets
Investments, at value (cost $93,951,712, $63,044,979 and $164,758,864, respectively)	$96,534,881	$65,206,507	$178,517,674
Short-term investments (at cost, which approximates value)	3,505,029	1,365,325	14,807,915
Cash	—	—	134,795
Cash denominated in foreign currencies (cost $1,663, $959 and $0, respectively)	1,549	949	—
Deposits with brokers for open futures contracts (at cost, which approximates value)	583,169	220,833	—
Unrealized appreciation on forward foreign currency exchange contracts	81,765	40,587	—
Unrealized appreciation on interest rate swaps	37,189	27,143	—
Unrealized appreciation on credit default swaps	712,377	244,839	—
Credit default swaps premiums paid	241,800	142,600	545,600
Interest rate swaps premiums paid	60,270	21,703	—
Receivables:
Due from broker (net of amounts deemed uncollectable of $14,342, $7,996 and $0, respectively)	51,088	82,768	—
From Adviser	48,927	3,539	5,726
Interest	987,027	572,662	3,991,103
Investments sold	—	17,088,305	437,429
Paydowns	—	3,599	—
Reclaims	187	122	9,707
Shares sold	1,055,352	444,214	659,892
Other assets	352	292	754
Total assets	103,900,962	85,465,987	199,110,595
Liabilities
Cash overdraft	49,380	81,804	—
Put options written, at value (premiums received $20,250, $12,150 and $0, respectively)	750	450	—
Call swaptions written, at value (premiums received $39,760, $19,880 and $0, respectively)	64,960	32,480	—
Unrealized depreciation on forward foreign currency exchange contracts	118,019	79,439	—
Unrealized depreciation on interest rate swaps	424,411	482,521	—
Unrealized depreciation on credit default swaps	242,214	310,223	743,089
Interest rate swaps premiums received	54,236	3,528	—
Credit default swaps premiums received	1,226,117	482,590	653,514
Payables:
Dividends	179,970	114,119	628,948
Due to broker	—	—	151,011
Investments purchased	3,027,567	35,463,859	12,198,925
Shares redeemed	724,061	22,907	342,424
Variation margin on futures contracts	4,641	15,715	—
Accrued expenses:
12b-1 distribution and service fees	29,547	13,257	35,117
Other	115,523	185,351	206,805
Total liabilities	6,261,396	37,288,243	14,959,833
Net assets	$97,639,566	$48,177,744	$184,150,762
Class A Shares
Net assets	$47,606,892	$13,739,872	$41,920,696
Shares outstanding	2,412,016	673,495	2,596,322
Net asset value per share	$19.74	$20.40	$16.15
Offering price per share (net asset value per share plus maximum sales charge of 2.00%, 3.75% and 4.75%, respectively, of offering price)	$20.14	$21.19	$16.96
Class B Shares
Net assets	N/A	$2,416,437	$1,745,312
Shares outstanding	N/A	117,848	108,178
Net asset value and offering price per share	N/A	$20.50	$16.13
Class C Shares
Net assets	$25,215,028	$11,323,291	$32,130,701
Shares outstanding	1,275,427	554,461	1,994,673
Net asset value and offering price per share	$19.77	$20.42	$16.11
Class R3 Shares
Net assets	$653,376	$182,098	$132,077
Shares outstanding	33,130	8,930	8,188
Net asset value and offering price per share	$19.72	$20.39	$16.13
Class I Shares
Net assets	$24,164,270	$20,516,046	$108,221,976
Shares outstanding	1,225,727	1,005,985	6,709,013
Net asset value and offering price per share	$19.71	$20.39	$16.13

Net Assets Consist of:
Capital paid-in	$96,177,780	$46,373,934	$195,323,835
Undistributed (Over-distribution of) net investment income	(440,834)	223,526	(1,473,221)
Accumulated net realized gain (loss) from investments, foreign currency, options/swaptions written and derivative transactions	(608,218)	7,963	(22,715,573)
Net unrealized appreciation (depreciation) of investments, foreign currency, options/swaptions written and derivative transactions	2,510,838	1,572,321	13,015,721
Net assets	$97,639,566	$48,177,744	$184,150,762

N/A – Short Duration does not offer Class B Shares.

See accompanying notes to financial statements.

44	Nuveen Investments

Statement of Operations

Year Ended September 30, 2009

	Short Duration	Multi-Strategy Income	High Yield
Investment Income	$2,101,622	$2,499,155	$13,357,841
Expenses
Management fees	233,266	246,733	792,832
12b-1 service fees – Class A	66,838	31,519	68,935
12b-1 distribution and service fees – Class B	N/A	25,222	18,467
12b-1 distribution and service fees – Class C	143,361	57,755	229,880
12b-1 distribution and service fees – Class R3	1,812	756	577
Shareholders’ servicing agent fees and expenses	48,550	27,329	127,920
Custodian’s fees and expenses	78,387	99,798	49,709
Trustees’ fees and expenses	2,172	2,376	5,116
Professional fees	41,650	48,844	102,888
Shareholders’ reports – printing and mailing expenses	43,149	23,502	75,321
Federal and state registration fees	62,022	77,184	106,724
Other expenses	7,210	13,635	27,346
Total expenses before custodian fee credit and expense reimbursement	728,417	654,653	1,605,715
Custodian fee credit	(54)	(16)	(498)
Expense reimbursement	(283,140)	(292,668)	(495,024)
Net expenses	445,223	361,969	1,110,193
Net investment income	1,656,399	2,137,186	12,247,648
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	165,510	2,209,681	(9,819,964)
Forward foreign currency exchange contracts	(194)	69,336	—
Futures contracts	431,456	5,743	245,299
Options written	11,152	16,728	—
Swaps	(280,031)	(846,410)	(12,564,076)
Swaptions written	(124,234)	(156,462)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,912,957	2,570,820	23,210,400
Forward foreign currency exchange contracts	(117,620)	(172,312)	—
Futures contracts	(171,727)	(95,104)	(14,152)
Options written	19,500	11,700	—
Swaps	206,176	(218,663)	4,373,617
Swaptions written	(29,395)	(22,442)	—
Net realized and unrealized gain (loss)	3,023,550	3,372,615	5,431,124
Net increase (decrease) in net assets from operations	$4,679,949	$5,509,801	$17,678,772

N/A – Short Duration does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of Changes in Net Assets

	Short Duration		Multi-Strategy Income		High Yield
	Year Ended 9/30/09	Year Ended 9/30/08	Year Ended 9/30/09	Year Ended 9/30/08	Year Ended 9/30/09	Year Ended 9/30/08
Operations
Net investment income	$1,656,399	$911,442	$2,137,186	$1,148,325	$12,247,648	$6,736,810
Net realized gain (loss) from:
Investments and foreign currency	165,510	102,425	2,209,681	220,566	(9,819,964)	(1,566,766)
Forward foreign currency exchange contracts	(194)	(38,595)	69,336	39,324	—	—
Futures contracts	431,456	245,040	5,743	171,878	245,299	866,050
Options written	11,152	6,334	16,728	6,334	—	—
Swaps	(280,031)	(129,473)	(846,410)	(87,439)	(12,564,076)	(1,393,394)
Swaptions written	(124,234)	—	(156,462)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,912,957	(513,109)	2,570,820	(493,075)	23,210,400	(8,930,916)
Forward foreign currency exchange contracts	(117,620)	143,064	(172,312)	195,158	—	—
Futures contracts	(171,727)	32,378	(95,104)	54,717	(14,152)	14,152
Options written	19,500	—	11,700	—	—	—
Swaps	206,176	(115,856)	(218,663)	(294,720)	4,373,617	(5,237,866)
Swaptions written	(29,395)	4,195	(22,442)	9,842	—	—
Net increase (decrease) from operations	4,679,949	647,845	5,509,801	970,910	17,678,772	(9,511,930)
Distributions to Shareholders
From undistributed net investment income:
Class A	(1,239,633)	(290,253)	(602,256)	(292,366)	(2,371,574)	(1,426,993)
Class B (1)	N/A	N/A	(90,074)	(51,747)	(140,140)	(165,305)
Class C	(545,395)	(177,127)	(238,878)	(88,831)	(1,801,579)	(1,019,393)
Class R3	(15,588)	(1,093)	(6,877)	(1,197)	(9,511)	(1,315)
Class I (2)	(811,528)	(528,270)	(1,445,316)	(891,644)	(7,086,325)	(4,849,177)
From accumulated net realized gains:
Class A	—	—	(125,105)	—	—	—
Class B (1)	N/A	N/A	(21,683)	—	—	—
Class C	—	—	(38,816)	—	—	—
Class R3	—	—	(1,602)	—	—	—
Class I (2)	—	—	(442,996)	—	—	—
From tax return of capital:
Class A	—	—	—	—	(496,961)	(124,654)
Class B (1)	N/A	N/A	—	—	(33,282)	(10,895)
Class C	—	—	—	—	(414,306)	(89,396)
Class R3	—	—	—	—	(2,079)	(609)
Class I (2)	—	—	—	—	(1,450,408)	(451,179)
Decrease in net assets from distributions to shareholders	(2,612,144)	(996,743)	(3,013,603)	(1,325,785)	(13,806,165)	(8,138,916)
Fund Share Transactions
Proceeds from sale of shares	102,074,997	31,098,446	34,724,796	51,715,559	113,340,687	184,072,706
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,205,766	369,635	1,021,299	292,012	7,527,982	3,749,575
	103,280,763	31,468,081	35,746,095	52,007,571	120,868,669	187,822,281
Cost of shares redeemed	(41,230,133)	(13,703,057)	(50,439,988)	(6,298,454)	(63,599,542)	(77,271,516)
Net increase (decrease) in net assets from Fund share transactions	62,050,630	17,765,024	(14,693,893)	45,709,117	57,269,127	110,550,765
Capital contribution from Adviser	27,589	—	—	—	—	—
Net increase (decrease) in net assets	64,146,024	17,416,126	(12,197,695)	45,354,242	61,141,734	92,899,919
Net assets at the beginning of year	33,493,542	16,077,416	60,375,439	15,021,197	123,009,028	30,109,109
Net assets at the end of year	$97,639,566	$33,493,542	$48,177,744	$60,375,439	$184,150,762	$123,009,028
Undistributed (Over-distribution of) net investment income at the end of year	$(440,834)	$(52,294)	$223,526	$(71,706)	$(1,473,221)	$(177,137)

N/A – Short	Duration does not offer Class B Shares.
(1)	Effective March 31, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. The reinvestment privilege for Class B Shares is no longer available as of December 31, 2008.
(2)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

46	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust III (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Short Duration Bond Fund (“Short Duration”), Nuveen Multi-Strategy Income Fund (“Multi-Strategy Income”) and Nuveen High Yield Bond Fund (“High Yield”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust in 1998.

Short Duration’s investment objective is to provide high current income consistent with minimal fluctuations of principal. Under normal circumstances, the Fund invests at least 80% of its net assets in short duration securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed-income market. Typically, the Fund’s average duration will be between approximately one and two years but it will not exceed three years.

Multi-Strategy Income’s investment objective is to provide total return by investing in fixed-income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed-income market. Typically, the Fund’s average duration will be five years or less and is not expected to be more than six years.

Short Duration and Multi-Strategy Income principally invest in corporate debt securities, including bonds, notes and debentures; U.S. government securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations; asset-backed securities; and non-U.S. debt securities. Short Duration and Multi-Strategy Income normally invest at least 80% and 75%, respectively, of their net assets either in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency, or if non-rated, judged to be of comparable quality by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Short Duration and Multi-Strategy Income may invest up to 35% of their net assets in the debt of non-U.S. issuers and up to 20% of their net assets may have non-U.S. dollar currency exposure, from non-U.S. dollar-denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies). On a net basis (netting out long and short non-U.S. currency exposures in the aggregate), Short Duration’s and Multi-Strategy Income’s non-U.S. dollar exposure will not exceed 5% of their net assets. Short Duration and Multi-Strategy Income may also invest up to 20% and 25%, respectively, of their net assets in below investment grade securities, commonly referred to as “high yield,” “high risk” or “junk” bonds, and up to 10% of their net assets in securities of emerging markets issuers. In addition, Short Duration and Multi-Strategy Income may engage in repurchase, reverse repurchase and forward purchase agreements.

In an effort to enhance returns and manage risk, Short Duration and Multi-Strategy Income also employ a variety of strategies that may include the use of futures, options, swaps, credit derivatives or other fixed-income derivative instruments, and other derivatives to create debt or non-U.S. currency exposures designed to take advantage of the Adviser’s outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed-income market.

High Yield’s investment objective is to maximize total return by investing in a diversified portfolio of high yield debt securities. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. and non-U.S. corporate high yield debt securities, including zero coupon, payment in-kind, corporate loans and convertible bonds. These securities generally are rated BB or below at the time of purchase by independent rating agencies, or if non-rated, judged to be of comparable quality by the Adviser. These below investment grade securities are commonly referred to as “high yield,” “high risk” or “junk” bonds. In addition to investing in U.S. and non-U.S. corporate high yield debt securities, the Fund may also invest in U.S. and non-U.S. corporate investment grade securities; U.S. government securities, including U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities; and cash equivalents and other short duration investments. In an effort to hedge risk, enhance returns, or as a substitute for a position in the underlying asset, the Fund also may invest in futures, options, interest rate or total return swaps, credit derivatives or other fixed-income derivative instruments. In addition, the Fund may invest up to 10% of its net assets in securities of emerging markets issuers.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of fixed-income securities and derivative instruments in each Fund’s investment portfolio are generally provided by one or more independent pricing services approved by the Fund’s Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value bonds and other securities traded in the over-the-counter (“OTC”) market at the mean of the bid and asked prices when current quotations are readily available. Futures contracts are valued using the closing

Nuveen Investments	47

Notes to Financial Statements (continued)

settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Prices of interest rate swaps are provided by an independent pricing service approved by each Fund’s Board of Trustees. Credit default swaps are valued using a market quote provided by major broker/dealers in such investments. Total return swaps are valued by comparing the return of the underlying index, bonds or groups of bonds at the valuation date with the value at the original effective date of the contract. Exchange traded options are valued on last price or the average of the bid/ask if no trades occurred. OTC option values are modeled using market implied volatilities. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Fund’s Board of Trustees, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s net asset value (NAV) is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Fund’s NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Trustees. Repurchase agreements are valued at amortized cost, which approximates value.

The senior and subordinated loans in which the Funds invest are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that loan.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2009, Short Duration and Multi-Strategy Income had outstanding when-issued/delayed delivery purchase commitments of $1,638,708 and $17,942,127, respectively. There were no such outstanding purchase commitments in High Yield.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Sales Charges and 12b-1 Fees

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

48	Nuveen Investments

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Dollar Roll Transactions

Each Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which a Fund purchases or sells mortgage-backed securities for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) securities on a different specified future date. Dollar rolls are identified in the Portfolios of Investments as “MDR” for each of the Funds, when applicable. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and included in “Investment Income” on the Statement of Operations. Dollar rolls are valued daily. Multi-Strategy Income was the only Fund to invest in dollar rolls during the fiscal year ended September 30, 2009.

Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of each Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Funds and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included in “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations.

Forward Foreign Currency Exchange Contracts

Each Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset as “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of unrealized gain or loss reflected on the Statement of Assets and Liabilities. High Yield did not invest in forward foreign currency exchange contracts during the fiscal year ended September 30, 2009.

Nuveen Investments	49

Notes to Financial Statements (continued)

The average number of forward foreign currency exchange contracts outstanding during the fiscal year ended September 30, 2009, was as follows:

	Short Duration	Multi- Strategy Income
Average number of forward foreign currency exchange contracts outstanding	23	25

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking to market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The average number of futures contracts outstanding during the fiscal year ended September 30, 2009, was as follows:

	Short Duration	Multi- Strategy Income	High Yield
Average number of futures contracts outstanding	189	96	15	*
*	The average number of contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. High Yield was not invested in futures contracts at the end of the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

Each Fund is subject to foreign currency exchange rate risk and interest rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage such risks. The purchase of options involves the risk of loss of all or a part of the cash paid for the options. Options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing options is limited to the premium paid. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as “Call and/or Put options and/or swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. The changes in value of the options written during the reporting period are recognized as “Change in net unrealized appreciation (depreciation) of options and/or swaptions written” on the Statement of Operations. When a call or put option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as “Net realized gain (loss) from options and/or swaptions written.” The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. High Yield did not enter into option or swaption transactions during the fiscal year ended September 30, 2009.

The average number of option and swaption contracts outstanding during the fiscal year ended September 30, 2009, was as follows:

	Short Duration		Multi- Strategy Income
Average number of option contracts purchased outstanding*	1	**	1	**

50	Nuveen Investments

	Short Duration	Multi- Strategy Income
Average number of option contracts written outstanding*	13	4

	Short Duration	Multi- Strategy Income
Average number of swaption contracts written outstanding*	1	1
*	Includes both calls and puts.
**	The average number of contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Funds were not invested in purchased options at the beginning or end of the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on option activity.

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and policies in an attempt to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds’ portfolios of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and received on each interest rate swap contract and recognize the daily change in the market value of the Funds’ contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period recognized on the Statement of Operations as “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by the Funds is recognized as “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a interest rate swap contract and are equal to the difference between the Funds’ basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense. High Yield did not invest in interest rate swap contracts during the fiscal year ended September 30, 2009.

The average number of interest rate swap contracts outstanding during the fiscal year ended September 30, 2009, was as follows:

	Short Duration	Multi- Strategy Income
Average number of interest rate swap contracts outstanding	19	18

Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional

Nuveen Investments	51

Notes to Financial Statements (continued)

amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

The average notional amount of credit default swap contracts outstanding during the fiscal year ended September 30, 2009, was as follows:

	Short Duration	Multi- Strategy Income	High Yield
Average notional amount of credit default swap contracts outstanding	$6,507,000	$12,238,900	$32,068,000

Each Fund is subject to price risk in the normal course of pursuing its investment objectives. A Fund may enter into total return swaps to manage its exposure to the market or certain sectors of the market, or to create exposure to certain debt securities to which it is otherwise not exposed. Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. Payments received or made at the beginning of the measurement period are recognized as “Total return swap premiums paid and/or received” on the Statement of Assets and Liabilities. As a seller of a total return swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the total return swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Short Duration and Multi-Strategy Income did not invest in total return swap contracts during the fiscal year ended September 30, 2009.

At September 30, 2008, High Yield’s portfolio included a total return swap with respect to the Lehman Brothers U.S. High Yield Index in the notional amount of $15,000,000. Because on that date the Fund had approximately $3,300,000 of cash and short-term investments, the swap effectively caused the Fund to have approximately $11,700,000 of additional exposure to the fixed-income securities market than the Fund’s net assets of approximately $123,000,000. This means that the Fund had “economically leveraged” its investments in the fixed-income market on that date to the extent of that additional exposure. Such economic leverage resulted in the Fund, on that date, and for a period before that date and continuing thereafter, experiencing greater losses in a declining market, and greater gains in a rising market, than if it were not leveraged in such manner.

The average notional amount of total return swap contracts outstanding during the fiscal year ended September 30, 2009, was as follows:

High Yield
Average notional amount of total return swap contracts	$3,000,000	*
*	Although the Fund invested in total return swap contracts during the current fiscal year, the average notional amount of contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund was not invested in total return swap contracts at the end of the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

52	Nuveen Investments

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted authoritative guidance under GAAP on determining fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of September 30, 2009:

Short Duration	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$36,610,861	$—	$36,610,861
U.S. Government and Agency Obligations	41,050,302	4,030,722	—	45,081,024
Asset-Backed Securities	—	12,376,056	—	12,376,056
Sovereign Debt	—	2,466,940	—	2,466,940
Short-Term Investments	3,505,029	—	—	3,505,029
Options/Swaptions Written:
Put Options Written	(750)	—	—	(750)
Call Swaptions Written	—	(64,960)	—	(64,960)
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	(36,254)	—	(36,254)
Interest Rate Swaps*	—	(387,222)	—	(387,222)
Credit Default Swaps*	—	470,163	—	470,163
Futures Contracts*	(118,513)	—	—	(118,513)
Total	$44,436,068	$55,466,306	$—	$99,902,374
*	Represents net unrealized appreciation (depreciation).

Nuveen Investments	53

Notes to Financial Statements (continued)

Multi-Strategy Income	Level 1	Level 2	Level 3	Total
Investments:
Convertible Bonds	$—	$99,250	$—	$99,250
Corporate Bonds	—	20,527,131	—	20,527,131
U.S. Government and Agency Obligations	8,325,220	3,977,766	—	12,302,986
Asset-Backed and Mortgage-Backed Securities	—	29,704,949	—	29,704,949
Preferred Securities**	—	7,758	—	7,758
Sovereign Debt	—	2,404,225	—	2,404,225
Municipal Bonds	—	160,208	—	160,208
Short-Term Investments	1,365,325	—	—	1,365,325
Options/Swaptions Written:
Put Options Written	(450)	—	—	(450)
Call Swaptions Written	—	(32,480)	—	(32,480)
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	(38,852)	—	(38,852)
Interest Rate Swaps*	—	(455,378)	—	(455,378)
Credit Default Swaps*	—	(65,384)	—	(65,384)
Futures Contracts*	(30,242)	—	—	(30,242)
Total	$9,659,853	$56,289,193	$—	$65,949,046

High Yield	Level 1	Level 2	Level 3	Total
Investments:
Convertible Bonds	$—	$1,343,845	$—	$1,343,845
Corporate Bonds	—	166,954,045	—	166,954,045
U.S. Government and Agency Obligations	10,140,953	—	—	10,140,953
Variable Rate Senior Loan Interests	—	78,831	—	78,831
Short-Term Investments	14,807,915	—	—	14,807,915
Derivatives:
Credit Default Swaps*	—	(743,089)	—	(743,089)
Total	$24,948,868	$167,633,632	$—	$192,582,500
*	Represents net unrealized appreciation (depreciation).
**	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

High Yield Level 3 Derivatives*
Balance at beginning of year	$(995,722)
Gains (losses):
Net realized gains (losses)	(3,393,390)
Net change in unrealized appreciation (depreciation)	995,722
Net purchases at cost (sales at proceeds)	3,393,390
Net discounts (premiums)	—
Net transfers in to (out of) at end of period fair value	—
Balance at end of year	$—
*	Represents net unrealized appreciation (depreciation).

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for disclosure purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of September 30, 2009, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

54	Nuveen Investments

Short Duration

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value

Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$81,765	Unrealized depreciation on forward foreign currency exchange contracts	$118,019
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	97,278	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	215,791
Interest Rate	Options	—	—	Put options written, at value	750
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	380,326	Unrealized depreciation on interest rate swaps**	767,548
Credit	Swaps	Unrealized appreciation on credit default swaps**	950,131	Unrealized depreciation on credit default swaps**	479,968
Interest Rate	Swaptions	—	—	Call swaptions written, at value	64,960
Total			$1,509,500		$1,647,036
*	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.
**	Represents cumulative appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

Multi-Strategy Income

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value

Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$40,587	Unrealized depreciation on forward foreign currency exchange contracts	$79,439
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	50,255	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	80,497
Interest Rate	Options		—	Put options written, at value	450
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	305,058	Unrealized depreciation on interest rate swaps**	760,436
Credit	Swaps	Unrealized appreciation on credit default swaps**	377,902	Unrealized depreciation on credit default swaps**	443,286
Interest Rate	Swaptions		—	Call swaptions written, at value	32,480
Total			$773,802		$1,396,588
*	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable/payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.
**	Represents cumulative appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

Nuveen Investments	55

Notes to Financial Statements (continued)

High Yield

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value

Credit	Swaps	Unrealized appreciation on credit default swaps*	$420,623	Unrealized depreciation on credit default swaps*	$1,163,712
*	Represents cumulative appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2009, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Investments and Foreign Currency*	Short Duration	Multi-Strategy Income	High Yield
Risk Exposure
Foreign Currency Exchange Rate	$(12,384)	$(18,576)	$—
*	Value represents the net realized gain (loss) on options contracts purchased included in “Net realized gain (loss) from investments and foreign currency” presented on the Statement of Operations.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Short Duration	Multi-Strategy Income	High Yield
Risk Exposure
Foreign Currency Exchange Rate	$(194)	$69,336	$—

Net Realized Gain (Loss) from Futures Contracts	Short Duration	Multi-Strategy Income	High Yield
Risk Exposure
Interest Rate	$431,456	$5,743	$245,299

Net Realized Gain (Loss) from Swaps	Short Duration	Multi-Strategy Income	High Yield
Risk Exposure
Interest Rate	$(327,907)	$(975,778)	$—
Credit	47,876	129,368	(12,564,076)
Total	$(280,031)	$(846,410)	$(12,564,076)

Net Realized Gain (Loss) from Options Written	Short Duration	Multi-Strategy Income	High Yield
Risk Exposure
Interest Rate	$11,152	$16,728	$—

Net Realized Gain (Loss) from Swaptions Written	Short Duration	Multi-Strategy Income	High Yield
Risk Exposure
Interest Rate	$(124,234)	$(156,462)	$—

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts	Short Duration	Multi-Strategy Income	High Yield
Risk Exposure
Foreign Currency Exchange Rate	$(117,620)	$(172,312)	$—

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Short Duration	Multi-Strategy Income	High Yield
Risk Exposure
Interest Rate	$(171,722)	$(95,104)	$(14,152)

Change in Net Unrealized Appreciation (Depreciation) of Swaps	Short Duration	Multi-Strategy Income	High Yield
Risk Exposure
Interest Rate	$(307,009)	$(337,329)	$—
Credit	513,185	118,666	4,373,617
Total	$206,176	$(218,663)	$4,373,617

56	Nuveen Investments

Change in Net Unrealized Appreciation (Depreciation) of Options Written	Short Duration	Multi-Strategy Income	High Yield
Risk Exposure
Interest Rate	$19,500	$11,700	$—

Change in Net Unrealized Appreciation (Depreciation) of Swaptions Written	Short Duration	Multi-Strategy Income	High Yield
Risk Exposure
Interest Rate	$(29,395)	$(22,442)	$—

4. Fund Shares

Transactions in Fund shares were as follows:

	Short Duration
	Year Ended 9/30/09		Year Ended 9/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,004,226	$57,897,705	723,747	$14,190,285
Class C	1,198,374	23,098,270	502,984	9,869,595
Class R3	25,434	485,768	7,696	150,035
Class I	1,072,928	20,593,254	352,328	6,888,531
Shares issued to shareholders due to reinvestment of distributions:
Class A	38,238	734,790	12,681	247,583
Class C	15,497	299,182	4,166	81,280
Class R3	—	—	—	—
Class I	8,935	171,794	2,092	40,772
	5,363,632	103,280,763	1,605,694	31,468,081
Shares redeemed:
Class A	(1,171,616)	(22,470,079)	(406,659)	(7,958,837)
Class C	(355,839)	(6,838,308)	(206,123)	(4,031,802)
Class R3	—	—	—	—
Class I	(624,387)	(11,921,746)	(87,579)	(1,712,418)
	(2,151,842)	(41,230,133)	(700,361)	(13,703,057)
Net increase (decrease)	3,211,790	$62,050,630	905,333	$17,765,024

	Multi-Strategy Income
	Year Ended 9/30/09		Year Ended 9/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	765,201	$14,552,874	260,475	$5,062,581
Class A – automatic conversion of Class B Shares	4,104	79,132	—	—
Class B	56,642	1,073,292	77,283	1,508,325
Class C	536,066	10,371,707	85,963	1,671,006
Class R3	1,052	21,582	7,874	150,027
Class I	441,252	8,626,209	2,269,159	43,323,620
Shares issued to shareholders due to reinvestment of distributions:
Class A	20,396	387,179	8,690	167,690
Class B	3,929	75,611	1,737	33,646
Class C	5,968	116,061	1,932	37,393
Class R3	4	74	—	—
Class I	23,651	442,374	2,794	53,283
	1,858,265	35,746,095	2,715,907	52,007,571
Shares redeemed:
Class A	(472,361)	(9,121,286)	(83,166)	(1,613,678)
Class B	(20,728)	(400,121)	(21,475)	(417,814)
Class B – automatic conversion of Class A Shares	(4,052)	(79,132)	—	—
Class C	(120,259)	(2,309,575)	(36,944)	(715,599)
Class R3	—	—	—	—
Class I	(2,048,728)	(38,529,874)	(184,734)	(3,551,363)
	(2,666,128)	(50,439,988)	(326,319)	(6,298,454)
Net increase (decrease)	(807,863)	$(14,693,893)	2,389,588	$45,709,117

Nuveen Investments	57

Notes to Financial Statements (continued)

	High Yield
	Year Ended 9/30/09		Year Ended 9/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,340,250	$33,280,190	2,094,648	$39,118,307
Class A – automatic conversion of Class B Shares	1,962	28,035	1,273	23,919
Class B	15,390	218,470	67,524	1,264,202
Class C	1,327,279	18,635,505	1,002,697	18,770,031
Class R3	—	—	8,188	149,999
Class I	4,447,362	61,178,487	6,596,349	124,746,248
Shares issued to shareholders due to reinvestment of distributions:
Class A	109,532	1,547,761	45,516	842,054
Class B	5,738	80,038	2,986	55,210
Class C	69,574	980,987	19,692	362,008
Class R3	—	—	—	—
Class I	350,471	4,919,196	135,360	2,490,303
	8,667,558	120,868,669	9,974,233	187,822,281
Shares redeemed:
Class A	(1,175,736)	(16,676,662)	(1,286,613)	(23,506,845)
Class B	(63,919)	(912,201)	(11,278)	(210,976)
Class B – automatic conversion to Class A Shares	(1,963)	(28,035)	(1,274)	(23,919)
Class C	(627,810)	(8,890,931)	(238,650)	(4,391,763)
Class R3	—	—	—	—
Class I	(2,659,622)	(37,091,713)	(2,700,308)	(49,138,013)
	(4,529,050)	(63,599,542)	(4,238,123)	(77,271,516)
Net increase (decrease)	4,138,508	$57,269,127	5,736,110	$110,550,765

5. Investment Transactions

Purchases and sales (including maturities but excluding put and call option and swaption transactions, derivative and dollar roll transactions and short-term investments) for the fiscal year ended September 30, 2009, were as follows:

	Short Duration	Multi- Strategy Income	High Yield
Purchases:
Investment securities	$48,828,426	$179,444,039	$189,251,689
U.S. Government and agency obligations	84,079,009	46,020,158	5,579,704
Sales and maturities:
Investment securities	14,910,390	175,496,279	154,368,990
U.S. Government and agency obligations	50,052,731	58,760,902	1,469,338

Transactions in call and put options written for Short Duration and Multi-Strategy Income during the fiscal year ended September 30, 2009, were as follows:

	Short Duration		Multi-Strategy Income
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of year	—	$—	—	$—
Options written	32	48,198	20	52,872
Options terminated in closing purchase transactions	—	—	—	—
Options expired	(2)	(27,948)	(2)	(40,722)
Options outstanding, end of year	30	$20,250	18	$12,150

58	Nuveen Investments

Transactions in call and put swaptions written for Short Duration and Multi-Strategy Income during the fiscal year ended September 30, 2009, were as follows:

	Short Duration		Multi-Strategy Income
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Swaptions outstanding, beginning of year	1	$8,229	1	$19,307
Swaptions written	14	335,284	14	393,717
Swaptions terminated in closing purchase transactions	(8)	(173,646)	(8)	(226,669)
Swaptions expired	(6)	(130,107)	(6)	(166,475)
Swaptions outstanding, end of the year	1	$39,760	1	$19,880

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of foreign currency transaction gains and losses, paydown gains and losses, amortization of premium and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2009, the cost of investments (excluding put options/swaptions written and call written) was as follows:

	Short Duration	Multi- Strategy Income	High Yield
Cost of investments	$97,989,494	$64,411,518	$179,709,968

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2009, were as follows:

	Short Duration	Multi- Strategy Income	High Yield
Gross unrealized:
Appreciation	$2,494,949	$2,287,181	$15,097,635
Depreciation	(444,533)	(126,867)	(1,482,014)
Net unrealized appreciation (depreciation) of investments	$2,050,416	$2,160,314	$13,615,621

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2009, the Funds’ tax year end, were as follows:

	Short Duration	Multi- Strategy Income	High Yield
Undistributed net ordinary income*	$571,871	$637,134	$—
Undistributed net long-term capital gains	—	—	—

* Undistributed net ordinary income has not been reduced for the dividend declared on September 10, 2009, paid on October 1, 2009. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2009 and September 30, 2008, was designated for purposes of the dividends paid deduction as follows:

2009	Short Duration	Multi- Strategy Income	High Yield
Distributions from net ordinary income*	$2,405,917	$3,058,328	$10,974,688
Distributions from net long-term capital gains**	—	47,004	—
Tax return of capital	—	—	2,397,036
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2009.

2008	Short Duration	Multi- Strategy Income	High Yield
Distributions from net ordinary income*	$931,251	$1,125,551	$6,753,139
Distributions from net long-term capital gains	—	—	—
Tax return of capital	—	—	676,733
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments	59

Notes to Financial Statements (continued)

At September 30, 2009, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Short Duration	High Yield
Expiration:
September 30, 2014	$54,933	$87,327
September 30, 2015	141,618	131,724
September 30, 2016	—	139,565
September 30, 2017	48,855	6,367,477
Total	$245,406	$6,726,093

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through September 30, 2009, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Short Duration	Multi- Strategy Income	High Yield
Post-October capital losses	$451,023	$176,923	$15,989,476
Post-October currency losses	—	5,753	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets (1)	Short Duration Fund-Level Fee Rate	Multi-Strategy Income Fund-Level Fee Rate	High Yield Fund-Level Fee Rate
For the first $125 million	.2000%	.3000%	.4000%
For the next $125 million	.1875	.2875	.3875
For the next $250 million	.1750	.2750	.3750
For the next $500 million	.1625	.2625	.3625
For the next $1 billion	.1500	.2500	.3500
For net assets over $2 billion	.1250	.2250	.3250

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of September 30, 2009, the complex-level fee rate was .1901%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

60	Nuveen Investments

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser has agreed to reimburse all expenses other than management fees, 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses for each Fund through January 31, 2010. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended September 30, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Short Duration	Multi- Strategy Income	High Yield
Sales charges collected (Unaudited)	$37,586	$89,917	$336,614
Paid to financial intermediaries (Unaudited)	28,490	77,634	304,672

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Short Duration	Multi- Strategy Income	High Yield
Commission advances (Unaudited)	$165,611	$61,712	$194,082

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2009, the Distributor retained such 12b-1 fees as follows:

	Short Duration	Multi- Strategy Income	High Yield
12b-1 fees retained (Unaudited)	$78,564	$42,093	$133,311

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2009, as follows:

	Short Duration	Multi- Strategy Income	High Yield
CDSC retained (Unaudited)	$21,574	$12,389	$44,275

At September 30, 2009, Nuveen owned 7,696 and 7,874 shares of Class R3 of Short Duration and Multi-Strategy Income, respectively.

Nuveen Investments	61

Notes to Financial Statements (continued)

8. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their net investment income which were paid on November 2, 2009, to shareholders of record on October 29, 2009, as follows:

	Short Duration	Multi- Strategy Income	High Yield
Dividend per share:
Class A	$.0690	$.0740	$.1165
Class B	N/A	.0625	.1070
Class C	.0570	.0620	.1070
Class R3	.0730	.0780	.1135
Class I	.0650	.0700	.1195

N/A – Short Duration is not authorized to issue Class B shares.

Evaluation Date

In May 2009, the FASB issued changes to authoritative guidance under GAAP for subsequent events. This guidance requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. This guidance is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through November 27, 2009, which is the date the financial statements were issued.

62	Nuveen Investments

Financial Highlights

Nuveen Investments	63

Financial Highlights

Class (Commencement Date)
		Investment Operations				Less Distributions

SHORT DURATION
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/04)
2009	$19.31	$.56		$.72	$1.28	$(.85)	$—	$(.85)	$19.74	7.02%
2008	19.40	.84		(.05)	.79	(.88)	—	(.88)	19.31	4.03
2007	19.24	.91		.12	1.03	(.87)	—	(.87)	19.40	5.49
2006	19.69	.77		(.14)	.63	(1.08)	—	(1.08)	19.24	3.29
2005(e)	20.00	.43		(.53)	(.10)	(.21)	—	(.21)	19.69	.66
Class C (12/04)
2009	19.33	.43		.72	1.15	(.71)	—	(.71)	19.77	6.27
2008	19.42	.70		(.05)	.65	(.74)	—	(.74)	19.33	3.19
2007	19.26	.73		.16	.89	(.73)	—	(.73)	19.42	4.71
2006	19.69	.63		(.14)	.49	(.92)	—	(.92)	19.26	2.54
2005(e)	20.00	.31		(.48)	(.17)	(.14)	—	(.14)	19.69	.09
Class R3 (8/08)
2009	19.31	.53		.68	1.21	(.80)	—	(.80)	19.72	6.82
2008(g)	19.49	—	**	(.04)	(.04)	(.14)	—	(.14)	19.31	(.40)
Class I (12/04)(f)
2009	19.30	.61		.70	1.31	(.90)	—	(.90)	19.71	7.29
2008	19.38	.88		(.03)	.85	(.93)	—	(.93)	19.30	4.29
2007	19.21	.92		.17	1.09	(.92)	—	(.92)	19.38	5.82
2006	19.68	.77		(.11)	.66	(1.13)	—	(1.13)	19.21	3.46
2005(e)	20.00	.47		(.56)	(.09)	(.23)	—	(.23)	19.68	.79

64	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(d)

$47,607	1.14%		2.44%		.65%		2.93%		117%
10,450	1.63		3.26		.64		4.26		90
4,101	1.93		3.37		.62		4.67		138
439	3.41		1.25		.64		4.02		234
2	1.52	*	2.15	*	.91	*	2.75	*	140

25,215	1.88		1.73		1.40		2.21		117
8,068	2.42		2.54		1.39		3.57		90
2,260	2.42		2.71		1.38		3.76		138
1,067	3.52		1.09		1.36		3.25		234
2	2.27	*	1.40	*	1.66	*	2.00	*	140

653	1.38		2.29		.90		2.77		117
149	2.98	*	(2.24	)*	.87	*	(.13	)*	90

24,164.86			2.70		.40		3.16		117
14,827	1.36		3.52		.39		4.49		90
9,717	1.34		3.76		.38		4.72		138
9,602	1.44		3.07		.53		3.97		234
9,835	1.27	*	2.40	*	.66	*	3.00	*	140
*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank.
(d)	Excluding dollar roll transactions, where applicable.
(e)	For the period December 20, 2004 (commencement of operations) through September 30, 2005.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-STRATEGY INCOME
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/04)
2009	$19.06	$.87	$1.58	$2.45	$(.91)	$(.20)	$(1.11)	$20.40	13.76%
2008	19.28	.95	(.23)	.72	(.94)	—	(.94)	19.06	3.57
2007	19.29	1.00	(.08)	.92	(.93)	—	(.93)	19.28	4.92
2006	19.73	.88	(.34)	.54	(.98)	—	(.98)	19.29	2.86
2005(e)	20.00	.54	(.55)	(.01)	(.26)	—	(.26)	19.73	1.37
Class B (12/04)
2009	19.15	.70	1.63	2.33	(.78)	(.20)	(.98)	20.50	12.87
2008	19.34	.85	(.25)	.60	(.79)	—	(.79)	19.15	3.04
2007	19.30	.88	(.06)	.82	(.78)	—	(.78)	19.34	4.35
2006	19.73	.74	(.35)	.39	(.82)	—	(.82)	19.30	2.06
2005(e)	20.00	.42	(.49)	(.07)	(.20)	—	(.20)	19.73	.81
Class C (12/04)
2009	19.08	.76	1.55	2.31	(.77)	(.20)	(.97)	20.42	12.91
2008	19.30	.80	(.23)	.57	(.79)	—	(.79)	19.08	2.84
2007	19.29	.84	(.05)	.79	(.78)	—	(.78)	19.30	4.19
2006	19.73	.73	(.35)	.38	(.82)	—	(.82)	19.29	2.01
2005(e)	20.00	.42	(.49)	(.07)	(.20)	—	(.20)	19.73	.81
Class R3 (8/08)
2009	19.04	.80	1.61	2.41	(.86)	(.20)	(1.06)	20.39	13.49
2008(g)	19.05	.05	.09	.14	(.15)	—	(.15)	19.04	.64
Class I (12/04)(f)
2009	19.05	.83	1.67	2.50	(.96)	(.20)	(1.16)	20.39	14.05
2008	19.28	.86	(.10)	.76	(.99)	—	(.99)	19.05	3.83
2007	19.26	1.01	(.01)	1.00	(.98)	—	(.98)	19.28	5.29
2006	19.72	.86	(.29)	.57	(1.03)	—	(1.03)	19.26	3.03
2005(e)	20.00	.58	(.58)	(.00)	(.28)	—	(.28)	19.72	1.51

66	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate(d)

$13,740	1.38%		3.88%		.75%		4.50%		360%
6,787	1.72		3.91		.74		4.90		289
3,281	2.32		3.59		.73		5.17		278
1,282	4.46		.90		.75		4.62		241
2	1.76	*	2.69	*	1.02	*	3.43	*	155

2,416	2.12		3.00		1.50		3.62		360
1,572	2.30		3.36		1.27		4.39		289
474	3.14		2.85		1.42		4.57		278
51	3.54		1.68		1.38		3.84		241
2	2.51	*	1.94	*	1.77	*	2.69	*	155

11,323	2.16		3.29		1.50		3.95		360
2,531	2.48		3.14		1.49		4.14		289
1,578	2.98		2.85		1.48		4.34		278
266	3.65		1.69		1.44		3.90		241
2	2.51	*	1.94	*	1.77	*	2.69	*	155

182	1.61		3.58		1.00		4.19		360
150	1.76	*	1.00	*	.99	*	1.77	*	289

20,516	1.06		3.80		.50		4.36		360
49,336	1.40		3.55		.49		4.47		289
9,689	1.86		3.87		.48		5.24		278
9,623	1.84		3.24		.63		4.44		241
9,854	1.51	*	2.94	*	.77	*	3.68	*	155
*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank.
(d)	Excluding dollar roll transactions.
(e)	For the period December 20, 2004 (commencement of operations) through September 30, 2005.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value	Total Return(b)
Class A (12/04)
2009	$16.92	$1.30	$(.62)	$.68	$(1.19)	$—	$(.26)	$(1.45)	$16.15	5.94%
2008	19.55	1.25	(2.41)	(1.16)	(1.35)	—	(.12)	(1.47)	16.92	(6.41)
2007	19.37	1.55	.08	1.63	(1.45)	—	—	(1.45)	19.55	8.61
2006	19.39	1.33	.16	1.49	(1.51)	—	—	(1.51)	19.37	8.01
2005(d)	20.00	.86	(1.04)	(.18)	(.43)	—	—	(.43)	19.39	1.56
Class B (12/04)
2009	16.91	1.22	(.66)	.56	(1.09)	—	(.25)	(1.34)	16.13	5.11
2008	19.53	1.08	(2.37)	(1.29)	(1.25)	—	(.08)	(1.33)	16.91	(7.17)
2007	19.36	1.34	.14	1.48	(1.31)	—	—	(1.31)	19.53	7.82
2006	19.39	1.13	.19	1.32	(1.35)	—	—	(1.35)	19.36	7.07
2005(d)	20.00	.75	(.99)	(.24)	(.37)	—	—	(.37)	19.39	.99
Class C (12/04)
2009	16.88	1.20	(.63)	.57	(1.09)	—	(.25)	(1.34)	16.11	5.12
2008	19.51	1.10	(2.40)	(1.30)	(1.22)	—	(.11)	(1.33)	16.88	(7.13)
2007	19.35	1.38	.09	1.47	(1.31)	—	—	(1.31)	19.51	7.72
2006	19.39	1.13	.18	1.31	(1.35)	—	—	(1.35)	19.35	7.01
2005(d)	20.00	.75	(.99)	(.24)	(.37)	—	—	(.37)	19.39	.99
Class R3 (8/08)
2009	16.91	1.28	(.64)	.64	(1.17)	—	(.25)	(1.42)	16.13	5.66
2008(f)	18.32	.09	(1.26)	(1.17)	(.17)	—	(.07)	(.24)	16.91	(6.57)
Class I (12/04)(e)
2009	16.90	1.34	(.62)	.72	(1.23)	—	(.26)	(1.49)	16.13	6.20
2008	19.53	1.31	(2.42)	(1.11)	(1.39)	—	(.13)	(1.52)	16.90	(6.18)
2007	19.35	1.45	.23	1.68	(1.50)	—	—	(1.50)	19.53	8.89
2006	19.40	1.37	.14	1.51	(1.56)	—	—	(1.56)	19.35	8.14
2005(d)	20.00	.90	(1.05)	(.15)	(.45)	—	—	(.45)	19.40	1.79

68	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate

$41,921	1.23%		8.77%		.85%		9.15%		124%
22,339	1.21		6.35		.84		6.72		141
9,100	1.83		6.85		.83		7.85		160
438	1.94		5.87		.85		6.96		115
2	1.68	*	5.10	*	1.17	*	5.61	*	69

1,745	1.95		8.36		1.60		8.72		124
2,585	2.00		5.35		1.59		5.76		141
1,855	2.50		5.86		1.58		6.78		160
217	2.69		4.86		1.57		5.97		115
2	2.43	*	4.35	*	1.92	*	4.86	*	69

32,131	1.97		8.08		1.60		8.45		124
20,690	1.99		5.50		1.59		5.91		141
8,620	2.54		6.06		1.58		7.02		160
678	2.69		4.89		1.59		5.99		115
2	2.43	*	4.35	*	1.92	*	4.86	*	69

132	1.46		8.75		1.10		9.12		124
138	1.70	*	2.44	*	1.07	*	3.07	*	141

108,222.97			9.09		.60		9.45		124
77,255.97			6.64		.59		7.03		141
10,534	1.43		6.51		.58		7.35		160
9,692	1.44		6.39		.76		7.06		115
9,692	1.43	*	5.35	*	.92	*	5.85	*	69
*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank.
(d)	For the period December 20, 2004 (commencement of operations) through September 30, 2005.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.

See accompanying notes to financial statements.

Nuveen Investments	69

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. In this regard, the Independent Board Members noted the changes recommended by NAM to various investment mandates for the Nuveen funds in seeking to take advantage of market opportunities and to improve the tools available for managing liquidity and market exposure; the establishment of a team responsible for coordinating the handling of large trades in or out of the Nuveen funds; and the ongoing monitoring of investment management processes.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

70	Nuveen Investments

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one- and three-year periods ending December 31, 2008 and for the same periods ending March 31, 2009. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of

Nuveen Investments	71

Annual Investment Management Agreement Approval Process (continued)

developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of the Funds, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

72	Nuveen Investments

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	73

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	197
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	197
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	197
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	197
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	197
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	197
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	197

74	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); formerly, CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	197

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	197
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	197
Mark J.P. Anson 6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	197
Nizida Arriaga 6/1/1968 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	197

Nuveen Investments	75

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	197
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	197
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	197
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	197
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	133
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	197
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	197
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	197
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	197

76	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	197
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	133
Gregory Mino 1/4/1971 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	197
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	197
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	197
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	197

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	77

Notes

78	Nuveen Investments

Notes

Nuveen Investments	79

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

80	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following federal income tax information is provided with respect to the Funds’ distributions paid during the taxable year ended September 30, 2009: Short Duration, Multi-Strategy Income and High Yield hereby designate approximately 100%, 81% and 100% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended September 30, 2009.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	81

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $141 billion of assets on September 30, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-INV3-0909P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended September 30, 2009	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Multi-Strategy Income Fund	36,282	0	4,100	0
High Yield Bond Fund	61,591	0	7,750	0
Short Duration Bond Fund	31,197	0	4,100	0

Total	$129,070	$0	$15,950	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Multi-Strategy Income Fund	0%	0%	0%	0%
High Yield Bond Fund	0%	0%	0%	0%
Short Duration Bond Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Multi-Strategy Income Fund	28,497	0	2,700	0
High Yield Bond Fund	67,848	0	2,700	0
Short Duration Bond Fund	28,790	0	2,700	0

Total	$125,135	$0	$8,100	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Multi-Strategy Income Fund	0%	0%	0%	0%
High Yield Bond Fund	0%	0%	0%	0%
Short Duration Bond Fund	0%	0%	0%	0%

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended September 30, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended September 30, 2009	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Multi-Strategy Income Fund	4,100	0	0	4,100
High Yield Bond Fund	7,750	0	0	7,750
Short Duration Bond Fund	4,100	0	0	4,100

Total	$15,950	$0	$0	$15,950

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended September 30, 2008	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Multi-Strategy Income Fund	2,700	0	0	2,700
High Yield Bond Fund	2,700	0	0	2,700
Short Duration Bond Fund	2,700	0	0	2,700

Total	$8,100	$0	$0	$8,100

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date December 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date December 7, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date December 7, 2009